As filed with the Securities and Exchange Commission on April 30, 2010

File No. 333-57579

File No. 811-08831

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 17	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 17	☒

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

VARIABLE ANNUITY SEPARATE ACCOUNT

(Exact Name of Registrant)

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

(Name of Depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (309) 766-0886

Kim M. Brunner

State Farm Life and Accident Assurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and Address of Agent for Service of Process)

Copy to:

W. Thomas Conner, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED:  Individual variable deferred annuity policies.

profile

Profile Dated May 1, 2010

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT

OF STATE FARM LIFE AND ACCIDENT ASSURANCE

COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307 Telephone: (888) 702-2307 (Toll free)

This profile is a summary of some of the more important points that you should know and consider before purchasing a policy. The full prospectus that accompanies this profile more fully describes the policy. Please read that prospectus carefully and retain it for future reference.

‘‘We,’’ ‘‘us,’’ ‘‘our,’’ and ‘‘State Farm’’ refer to State Farm Life and Accident Assurance Company.

‘‘You’’ and ‘‘your’’ refer to the owner of a Policy.

1. What Is The Policy?

The Policy is a contract between you and State Farm Life and Accident Assurance Company. State Farm designed the Policy to be both an investment vehicle and a source of lifetime retirement income. You purchase the Policy by paying an initial premium or by making periodic premium payments, or both, and you add money when you can. When you want annuity income payments to begin, you choose an ‘‘Annuity Date,’’ and we will start sending you payments. This profile also discusses other ways to access your money.

The Policy permits you to allocate premiums to nine subdivisions, or ‘‘subaccounts,’’ of the State Farm Life and Accident Assurance Company Variable Annuity Separate Account (the ‘‘Variable Account’’). Each subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. The value of the premiums you allocate to the Funds will fluctuate depending on market conditions. Therefore, you bear the investment risk on your Policy value in the Funds. If you allocate premiums to our fixed account (the ‘‘Fixed Account’’), we will guarantee principal and interest. The Policy value you accumulate before the Annuity Date will determine the amount of annuity income payments you receive.

The Policy offers important features. The Funds are professionally managed. Your earnings generally grow tax-free until withdrawn, but if you withdraw money before you are 59  1/2 years old, you may have to pay a 10% federal tax penalty in addition to any income taxes. When you decide you want to start receiving annuity income payments, you can choose an annuity income option that will provide you with a lifetime income.

If you participate in a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. Therefore, if you are considering purchasing a tax-qualified Policy, you should contact your attorney or tax advisor regarding suitability of the Policy for your situation.

2. What Are My Annuity Options?

When you want to begin receiving annuity income payments, you can choose from four annuity income options:

Life Annuity — You will receive income payments as long as the Annuitant lives (for example, if you have named yourself as the Annuitant, you will receive income payments for as long as you live).

Life annuity with certain period — You will receive income payments as long as the Annuitant lives or to the end of the certain period, if longer.

Joint and last survivor life annuity — You will receive income payments as long as the Annuitant or a second designated person (such as your spouse) is alive.

Fixed year annuity — You will receive income payments for the number of years you select.

We will use the money you accumulate under your Policy to provide annuity income payments.

You tell us how much of your money to apply to fixed annuity income payments and how much to apply to variable annuity income payments. We will allocate Policy value that you apply to provide fixed annuity income payments to the Fixed Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.

We will allocate Policy value that you apply to provide variable annuity income payments to the Funds you select, and the amount of each annuity income payment will vary according to the investment performance of those Funds.

3. How Do I Purchase A Policy?

You can purchase a Policy through any one of our authorized agents. Under most circumstances, the minimum initial premium for a non-tax-qualified Policy is $1,200 and $600 for tax-qualified Policies. (If you participate in one of our special monthly payment plans, you may pay monthly premiums of $100 or more for non-tax-qualified plans and $50 or more for tax-qualified plans). The minimum initial premium requirements are higher if you are age 66 or more. You may pay additional premiums of at least $50 at any time before the Annuity Date.

To purchase a Policy, generally you must be at least 16 years old and not older than age 85 (80 years old in New York). We

i

will issue a Policy below age 16 as long as custodial ownership is established.

4. What Are My Allocation Options?

There are ten different allocation options under the Policy. You can allocate premiums to one or more of the nine ‘‘subaccounts’’ of the Variable Account. Each subaccount, in turn, invests in a corresponding Fund of the State Farm Variable Product Trust (the “Trust”). The nine Funds are:

•	Large Cap Equity Index Fund

•	Small Cap Equity Index Fund

•	International Equity Index Fund

•	Large Cap Equity Fund

•	Small/Mid Cap Equity Fund

•	International Equity Fund

•	Bond Fund

•	Money Market Fund

•	Stock and Bond Balanced Fund

You can also allocate premiums to the Fixed Account. We will pay you interest on your Policy Accumulation Value in the Fixed Account at an effective annual rate of at least 3%.

5. What Are The Expenses Under The Policy?

Insurance Charges. Once each Policy Year, we deduct a $30 Annual Administrative Fee. (some state exceptions apply which results in a lower fee in those states). We currently may waive this charge if the amount of total premiums you have paid is at least $50,000.

We also deduct a daily mortality and expense risk charge from the assets of the Variable Account, currently equal on an annual basis to 1.15% (and guaranteed under the policy not to exceed an annual rate of 1.25%). If you elect the Monthly Payment Plan, there is a $2 initial fee.

Surrender Charge. State Farm may deduct a surrender charge (1) when you make a withdrawal or surrender the Policy, (2) when you take annuity income payments, or (3) when we pay proceeds upon your death (unless you are also the Annuitant). We will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a ‘‘life annuity,’’ ‘‘life annuity with certain period,’’ or a ‘‘joint and last survivor life annuity.’’ We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant’s death, regardless of how many Policy years have elapsed or how the Death Benefit is paid. We calculate the surrender charge as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year.

Fund Expenses. There are Fund expenses, which, in 2009, ranged on an annual basis from 0.33% to 1.53% of the average daily value of your money invested in the Funds.

The following chart is designed to help you understand the expenses that you will pay under the Policy.

The column “Total Annual Insurance Charges” shows the total of the $30 Annual Administrative Fee (which, for purposes of the chart, is assumed to be 0.26%, computed by dividing the total amount of Annual Administrative Fees collected during 2009 by the total average Policy Accumulation Value for 2009) and the 1.25% maximum mortality and expense risk charge. (The mortality and expense risk charge currently charged is 1.15% and the maximum guaranteed charge permitted under the Policy is 1.25%.) The column “Total Annual Fund Charges”

Fund	Total Annual Insurance Charges	Total Annual Fund Charges	Total Annual Charges	If you surrender or annuitize your Policy at the end of 1 year you would pay the following expenses	All charges excluding surrender charges, assessed over a 10 year period
Large Cap Equity Index Fund	1.51%	0.33%	1.84%	$913	$2,203
Small Cap Equity Index Fund	1.51%	0.59%	2.10%	$938	$2,481
International Equity Index Fund	1.51%	0.71%	2.22%	$949	$2,606
Large Cap Equity Fund	1.51%	0.79%	2.30%	$957	$2,089
Small/Mid Cap Equity Fund	1.51%	1.08%	2.59%	$985	$2,982
International Equity Fund	1.51%	1.53%	3.04%	$1,027	$3,420
Bond Fund	1.51%	0.59%	2.10%	$938	$2,481
Money Market Fund	1.51%	0.56%	2.07%	$935	$2,449
Stock and Bond Balanced Fund (1)	1.51%	0.50%	2.01%	$929	$2,385

(1) The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. Total Annual Fund Charges reflect the expenses of the underlying Funds attributable to the Stock and Bond Balanced Fund. The investment adviser to the Funds is not paid an investment advisory fee directly for performing its services for the Stock and Bond Balanced Fund. However, the investment adviser will receive investment advisory fees from managing the underlying Funds. Under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund.

shows the investment charges for each Fund (before waiver or reimbursement). The column “Total Annual Charges” shows the combined total of the Total Annual Insurance Charges and Total Annual Fund Charges columns.

The next two columns show you two examples of the charges, in dollars, you would pay under a Policy for each $10,000 you paid when you purchased the Policy. The examples assume that the Annual Administrative Fee is 0.26% (computed by dividing the total amount of Annual Administrative Fees collected during 2009 by the total average Policy Accumulation Value for 2009) and that your Policy earns 5% annually before charges. Because the example assumes a one time $10,000 investment, it does not include any transfer processing fees or a Monthly Payment Plan fee. For more information about the expenses under the Policy, including certain voluntary expense limitation arrangements with the Funds’ investment adviser that may reduce Fund expenses, refer to the “Fee Table” in the full prospectus that accompanies this Profile.

6. How Will My Investment in The Policy Be Taxed?

You should consult a qualified tax adviser with regard to your Policy. Generally, taxation of earnings under variable annuities is deferred until amounts are withdrawn and distributions made. The deferral of taxes on earnings under variable annuity policies is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income and in certain circumstances also may be subject to a 10% federal tax penalty.

7. How Do I Access My Money?

Prior to the Annuity Date, you can choose among several different options if you want to take money out of your Policy:

•	You can withdraw part of your money (a surrender charge may apply).

•	You can surrender the Policy taking the proceeds as a single lump sum payment or applying the proceeds to an annuity income option (a surrender charge may apply).

•	You can also take withdrawals using our systematic withdrawal program (a surrender charge may apply).

After the Annuity Date, if you have selected the ‘‘fixed year’’ annuity option, you may request withdrawals.

The amount of the surrender charge that may apply to withdrawals and surrenders you take before the Annuity Date ranges from 7% of the amount withdrawn or surrendered in the first Policy Year to 0% in the eighth Policy Year. Withdrawals and surrenders may be subject to income tax and to a tax penalty. Withdrawals and surrenders from certain tax-qualified Policies may be restricted.

8. How Is The Performance of The Policy Presented?

The value of your Policy will fluctuate depending on the investment performance of the Funds in which your selected Subaccounts invest.

State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise or include in sales literature a Subaccount’s performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

9. Does The Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in Good Order.

The Death Benefit amount will be the greater of:

(1)	the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

(2)	the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

(3)	the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value, which is determined on each Policy Anniversary, is a calculation involving Policy Accumulation Values, premium payments, withdrawals and applicable surrender charges.

10. What Other Information Should I Know?

The Policy has several additional features, including the following:

Free-Look Right to Cancel. You have a ‘‘free-look right’’; that is, the right to return the Policy to us at the Securities Products Department or to an authorized State Farm agent and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods). If you exercise this right, we will cancel the Policy as of the day of mailing or delivery and send you a refund equal to the greater of (1) the premiums paid under the Policy, or (2) your Policy value (without the deduction of a surrender charge). We allocate all premiums to the Fixed Account during the free-look period; solely for this purpose, we assume your free-look period starts 10 days after we issue your Policy.

Transfers. On or before the Annuity Date, you may transfer Policy value from one Subaccount to another Subaccount(s) or to the Fixed Account. The minimum amount of Policy value that may be transferred from a Subaccount is $250, or, if less, the entire Policy value in that Subaccount. You may also transfer Policy value from the Fixed Account to another Subaccount(s), but only once each Policy year and only during the 30-day period following the end of each Policy year. The maximum amount that you may transfer from the Fixed Account is generally the greater of 25% of the Policy value in the Fixed Account or $1,000.

After the Annuity Date the only type of transfer permitted is a transfer of annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only applies if variable annuity income payments have been elected.

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the Money Market Fund or the Subaccount investing in the Bond Fund to any Subaccounts and/or the Fixed Account, subject to certain limitations.

Portfolio Rebalancing Program. The Portfolio Rebalancing program will reallocate on a periodic basis your Policy value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

Interest Advantage Program. The Interest Advantage program provides an automatic quarterly transfer of an amount equal to the interest earned on monies allocated to the Fixed Account to any Subaccounts. Certain limitations apply.

Systematic Withdrawal Program. Our systematic withdrawal program provides an automatic monthly, quarterly, semi-annual or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. Surrender charges may apply and certain restrictions apply.

11. How Can I Make Inquiries?

If you need further information about the Policy, please write or call the Securities Products Department, or contact a registered State Farm Agent. The address and telephone number of the Securities Products Department is:

State Farm Securities Products Department

Three Statefarm Plaza South, N-1

Bloomington, IL 61791-0001

Telephone: (888) 702-2307 (Toll free)

prospectus

PROSPECTUS DATED MAY 1, 2010

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone: (888) 702-2307 (Toll free)

Unless otherwise indicated, this prospectus describes the Policy’s operation before the annuity date. Please refer to the Index of Terms for definitions of certain terms used in this prospectus.

State Farm Life and Accident Assurance Company (“State Farm,” “we,” “us,” or “our”) is offering the individual variable deferred annuity policy described in this prospectus. State Farm designed the variable annuity policy (the “Policy”) to be both an investment vehicle and a source of lifetime retirement income. The purchaser of a Policy (the “Owner,” “you,” or “your”) can purchase the Policy by making a minimum initial premium payment, by making periodic payments under a special monthly purchase plan, or both.

To purchase a Policy, generally you must be at least 16 years old and not older than age 85 (80 years old in New York). We will issue a Policy below age 16 as long as custodial ownership is established.

The Owner determines the amount and timing of additional premium payments, and may allocate premiums and transfer Policy Accumulation Value

•	to the State Farm Life and Accident Assurance Company Variable Annuity Separate Account (the “Variable Account”), and

•	to State Farm’s general account (the “Fixed Account”).

The Variable Account is divided into subaccounts (each, a “Subaccount”). Each Subaccount invests in a corresponding investment portfolio (“Fund”) of State Farm Variable Product Trust (the “Trust”). The Funds currently available are:

•	Large Cap Equity Index Fund

•	Small Cap Equity Index Fund

•	International Equity Index Fund

•	Large Cap Equity Fund

•	Small/Mid Cap Equity Fund

•	International Equity Fund

•	Bond Fund

•	Money Market Fund

•	Stock and Bond Balanced Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.

The Policy provides for a Cash Surrender Value. Because this value is based on the performance of the Funds, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid. The Policy also permits withdrawals, within certain limits.

The Policy provides additional benefits including:

•	four annuity income options

•	a minimum Death Benefit upon the Annuitant’s death

•	dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs.

This prospectus sets forth information about the Policy and the Variable Account that you should know before purchasing a Policy. Please read this prospectus carefully and retain it for future reference. A prospectus for the State Farm Variable Product Trust must accompany this prospectus and should be read in conjunction with this prospectus.

A Statement of Additional Information (“SAI”) contains additional information about the Policy and the Variable Account. We filed the SAI with the Securities and Exchange Commission and the SAI is dated May 1, 2010. The SAI is incorporated herein by reference and is legally part of this prospectus. The Table of Contents for the SAI is on the last page of this prospectus. You may obtain a free copy of the SAI by writing to or calling State Farm at the address or phone number shown above or by going to statefarm.com®. The SEC maintains an Internet site at http://www.sec.gov that contains the SAI, material incorporated by reference, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. It may not be advantageous to replace an existing annuity contract or insurance policy with this Policy.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

The Policy may not be available in all jurisdictions.

This prospectus constitutes an offering only in those jurisdictions where such offering may lawfully be made.

contents

Index of Terms

Accumulation Unit — A unit of measure used to calculate Variable Policy Accumulation Value.

Accumulation Unit Value — The value of a Subaccount’s Accumulation Unit. A Subaccount’s Accumulation Unit Value varies to reflect the performance of the underlying Fund, and may increase or decrease from Valuation Day to Valuation Day.

Annuitant — The person whose life determines the Annuity Payments payable under the Policy and whose death determines the Death Benefit.

Annuity Date — You may choose this date, which can be no later than the Final Annuity Date. If a Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. Income payment intervals start on this date. The first annuity income payment is at the end of the first payment interval.

Cash Surrender Value — The Policy Accumulation Value less any applicable Surrender Charge and less any applicable Annual Administrative Fee.

Code — The United States Internal Revenue Code of 1986, as amended.

Final Annuity Date — The Policy Anniversary when the Annuitant is age 95 (90 in New York).

Fixed Account — Part of our General Account to which you may transfer Policy Accumulation Value or allocate premium payments under a Policy.

Fixed Annuity Payment — An annuity income payment supported by our General Account. Under the fixed annuity income payment option, the income payments will never be less than the minimum payment stated in the Policy and the amount of each annuity income payment will be the same.

Fixed Policy Accumulation Value — The portion of the Policy Accumulation Value in the Fixed Account.

Free-Look Period — The time during which the Policy may be canceled for a return of all premiums paid or your Policy Accumulation Value, whichever is greater. The free look period expires 10 days after receipt of the Policy. Some states may require a longer period. During the Free-Look period, State Farm allocates all premiums to the Fixed Account.

Fund — An investment Portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

General Account — Our assets not allocated to the Variable Account or any other separate account.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless the transaction is requested by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Securities Products Department. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Initial Premium Payment — The amount shown in the Policy that you paid on the Policy Date.

Net Asset Value Per Share — The value per share of any Fund on any Valuation Day. The prospectus for the Trust describes the method of computing the Net Asset Value Per Share.

Payee — If the Annuitant dies prior to the Annuity Date and a Death Benefit is payable, the payee is the beneficiary(ies) shown in the application, unless changed. If you surrender the Policy, the payee is the person(s) that you have named. A payee can be other than a natural person only if we agree.

Policy Accumulation Value — The sum of the Variable Policy Accumulation Value and the Fixed Policy Accumulation Value.

Policy Date — The effective date of this Policy.

Policy Month, Quarter, Year, Or Anniversary — Each Policy Month, Quarter, Year, or Anniversary is measured from the Policy Date.

Request — A written request signed by the person making the request. Such request must be sent to and received by us and be in a form acceptable to us. We may, in our sole discretion, accept telephone requests in connection with certain transactions, in accordance with rules and procedures we establish. Requests are not deemed received until they are received by the Securities Products Department.

SEC — The United States Securities and Exchange Commission.

terms

Securities Products Department — Three State Farm Plaza South, N-1, Bloomington, Illinois 61791-0001. Telephone: 1-888-702-2307 (toll free).

Subaccount — A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Policy Accumulation Value — The portion of the Policy Accumulation Value in a Subaccount.

Successor Owner — Your Successor Owner is named in the application if you are not the Annuitant.

Valuation Day — Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — A separate account of ours consisting of Subaccounts to which you may allocate premium payments or transfer Policy Accumulation Value.

Variable Annuity Payment — An annuity income payment that may vary in amount from one payment to the next with the investment experience of one or more Subaccounts you have chosen to support such payments.

Variable Policy Accumulation Value — The sum of all Subaccount Policy Accumulation Values.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy, or transfers Policy Accumulation Value between the Subaccounts and the Fixed Account.

Transaction Expenses

Charge	Amount Deducted
Maximum Surrender Charge (as a percentage of the amount withdrawn or surrendered) (1)	7%

Transfer Processing Fee (2)	$25 per transfer in excess of 12 transfers per year

Monthly Payment Plan Fee (3)	$2 initial fee

Additional Deposit Rider Charge (4)	3% of the deposit plus the lesser of 2% of the deposit or $100

(1)

Surrender charges are calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. After the first Policy Year, you may withdraw a portion of your Policy Accumulation Value without incurring a surrender charge. This amount is called the “Free Withdrawal Amount.” The Free Withdrawal Amount is equal to 10% of your Policy Accumulation Value as of the previous Policy Anniversary. If the entire 10% is not withdrawn in a particular Policy Year, the unused Free Withdrawal Amount does not carry over to the next Policy Year. The total surrender charge we deduct cannot exceed 8 1/2% of the total premiums you have paid under the Policy. The surrender charge may be waived in certain additional circumstances. See the “What are the Expenses Under the Policy? — Surrender Charge” section of this prospectus.

(2)	We currently do not assess a transfer charge, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12 transfers.

(3)	The Monthly Payment Plan Fee is assessed only if you elect to participate in the Monthly Payment Plan.

(4)	The Additional Deposit Rider permits Policy Owners of certain tax-qualified Policies to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of income payment under the annuity income option you select. This rider cannot be added after the issuance of the Policy.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	Amount Deducted
Annual Administrative Fee (5)	$30

Separate Account Annual Expenses:	Maximum	Current
Mortality and Expense Risk Charge (6)	1.25%	1.15%

(5)	Some state exceptions apply which results in a lower fee in those states. The Annual Administrative Fee may be waived if total premiums paid are at least $50,000.

(6)	The current charge is the amount currently charged; the maximum charge is the maximum guaranteed amount permitted by the Policy.

The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2009. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Trust.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.33%	1.53%

The following tables show the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2009. Expenses of the Funds may be higher or lower in the future.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets):

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses (7)
Large Cap Equity Index Fund	0.26%	N/A	0.07%	0.00%	0.33%
Small Cap Equity Index Fund	0.40%	N/A	0.13%	0.06%	0.59%
International Equity Index Fund	0.55%	N/A	0.16%	0.00%	0.71%
Large Cap Equity Fund	0.60%	N/A	0.18%	0.01%	0.79%
Small/Mid Cap Equity Fund	0.80%	N/A	0.22%	0.06%	1.08%
International Equity Fund	0.80%	N/A	0.73%	0.00%	1.53%
Money Market Fund	0.40%	N/A	0.15%	0.01%	0.56%
Bond Fund	0.50%	N/A	0.08%	0.01%	0.59%
Stock and Bond Balanced Fund (8)	0.00%	N/A	0.07%	0.43%	0.50%

(7)	The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index Fund and International Equity Fund), other than the investment advisory and management services fee and acquired Fund fees and expenses, that exceed 0.10% of such Fund’s average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund’s own Other Expenses other than acquired fund fees and expenses. The investment adviser to the Funds has agreed to bear all of the custody fees of the Large Cap Equity Index Fund and the Small Cap Equity Index Fund without regard to the 0.10% cap. Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, the investment adviser to the Money Market Fund has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund and International Equity Fund, other than the investment advisory and management services fee and acquired Fund fees and expenses, that exceed 0.20% of each Fund’s average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses, if different from those presented above, were:

Fund	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Expenses
Large Cap Equity Fund	0.60%	N/A	0.10%	0.01%	0.71%
Large Cap Equity Index Fund	0.26%	N/A	0.06%	0.00%	0.32%
Small/Mid Cap Equity Fund	0.80%	N/A	0.10%	0.06%	0.96%
Small Cap Equity Index Fund	0.40%	N/A	0.10%	0.06%	0.56%
International Equity Fund	0.80%	N/A	0.20%	0.00%	1.00%
Stock and Bond Balanced Fund (8)	0.00%	N/A	0.00%	0.43%	0.43%
Money Market Fund	0.40%	N/A	-0.12%	0.01%	0.29%

(8)	The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds’ Other Expenses and will incur its own other expenses.

For information concerning compensation paid for the sale of the Policies, see “What Other Information Should I Know? —  Distribution of the Policies.”

EXAMPLE

This Example is intended to help you compare the cost of investing in the Policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses shown in the table above, the Annual Administrative Fee, the maximum guaranteed Mortality and Expense Risk Charge, and underlying Fund fees and expenses (before waiver or reimbursement).

The Example assumes that you invest $10,000 in the Policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Because the example assumes a one time $10,000 investment, it does not include any transfer processing fees or a Monthly Payment Plan fee. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. If you surrender or annuitize your Policy at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
Large Cap Equity Index Fund	$913	$1,087	$1,333	$2,203
Small Cap Equity Index Fund	$938	$1,164	$1,465	$2,481
International Equity Index Fund	$949	$1,199	$1,526	$2,606
Large Cap Equity Fund	$957	$1,223	$1,566	$2,689
Small/Mid Cap Equity Fund	$985	$1,307	$1,709	$2,982
International Equity Fund	$1,027	$1,437	$1,928	$3,420
Bond Fund	$938	$1,164	$1,465	$2,481
Money Market Fund	$935	$1,155	$1,450	$2,449
Stock and Bond Balanced Fund	$929	$1,137	$1,420	$2,385

2. If you do not surrender your Policy:

	1 Year	3 Years	5 Years	10 Years
Large Cap Equity Index Fund	$191	$592	$1,018	$2,203
Small Cap Equity Index Fund	$218	$673	$1,154	$2,481
International Equity Index Fund	$231	$710	$1,216	$2,606
Large Cap Equity Fund	$239	$735	$1,258	$2,689
Small/Mid Cap Equity Fund	$268	$824	$1,406	$2,982
International Equity Fund	$314	$961	$1,631	$3,420
Bond Fund	$218	$673	$1,154	$2,481
Money Market Fund	$215	$664	$1,139	$2,449
Stock and Bond Balanced Fund	$209	$645	$1,107	$2,385

Condensed Financial Information

The following table shows the value of an Accumulation Unit for each Subaccount and the number of outstanding accumulation units for the 10-year period ending December 31, 2009, or since Subaccount inception, if shorter. Please read the information in conjunction with the financial statements, related notes and other financial information in the Statement of Additional Information.

	Year Ended December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Large Cap Equity Index
Accumulation unit value at Beginning of period	$9.23	$14.85	$14.27	$12.50	$12.09	$11.08	$8.73	$11.38	$13.10	$14.62
Accumulation unit value at end of period	$11.50	$9.23	$14.85	$14.27	$12.50	$12.09	$11.08	$8.73	$11.38	$13.10
Number of Accumulation units Outstanding at end of period	966,480	1,008,342	1,087,456	1,130,503	1,127,531	1,077,945	885,306	764,287	704,694	578,800
Small Cap Equity Index
Accumulation unit value at Beginning of period	$11.03	$16.93	$17.50	$15.04	$14.59	$12.52	$8.68	$11.06	$10.97	$11.48
Accumulation unit value at end of period	$13.78	$11.03	$16.93	$17.50	$15.04	$14.59	$12.52	$8.68	$11.06	$10.97
Number of Accumulation units Outstanding at end of period	371,977	390,004	420,402	438,242	455,821	436,320	396,218	357,714	327,134	274,889
Bond
Accumulation unit value at Beginning of period	$14.68	$14.71	$13.98	$13.56	$13.57	$13.41	$13.02	$12.08	$11.14	$10.38
Accumulation unit value at end of period	$16.29	$14.68	$14.71	$13.98	$13.56	$13.57	$13.41	$13.02	$12.08	$11.14
Number of Accumulation units Outstanding at end of period	286,741	319,825	377,119	385,691	368,843	359,269	315,212	278,561	238,173	188,403
Money Market
Accumulation unit value at Beginning of period	$12.63	$12.52	$12.09	$11.69	$11.51	$11.54	$11.59	$11.58	$11.29	$10.77
Accumulation unit value at end of period	$12.49	$12.63	$12.52	$12.09	$11.69	$11.51	$11.54	$11.59	$11.58	$11.29
Number of Accumulation units Outstanding at end of period	117,213	136,362	147,102	153,093	135,379	153,338	132,753	123,647	110,088	98,808
International Equity Index
Accumulation unit value at Beginning of period	$10.48	$18.32	$16.84	$13.58	$12.11	$10.27	$7.54	$9.11	$11.77	$13.97
Accumulation unit value at end of period	$13.26	$10.48	$18.32	$16.84	$13.58	$12.11	$10.27	$7.54	$9.11	$11.77
Number of Accumulation units Outstanding at end of period	403,368	426,738	450,656	468,026	472,404	447,016	412,209	400,398	362,025	284,252
Stock and Bond Balanced
Accumulation unit value at Beginning of period	$11.26	$14.82	$14.18	$12.92	$12.66	$11.94	$10.21	$11.54	$12.11	$12.55
Accumulation unit value at end of period	$13.48	$11.26	$14.82	$14.18	$12.92	$12.66	$11.94	$10.21	$11.54	$12.11
Number of Accumulation units Outstanding at end of period	156,442	170,620	191,185	201,891	200,596	198,407	166,154	152,548	154,176	144,398
Large Cap Equity
Accumulation unit value at Beginning of period	$6.33	$10.87	$11.77	$10.27	$0.00
Accumulation unit value at end of period	$7.62	$6.33	$10.87	$11.77	$10.27
Number of Accumulation units Outstanding at end of period	32,336	37,663	30,751	15,957	2,978
Small/Mid Cap Equity
Accumulation unit value at Beginning of period	$6.73	$12.46	$10.89	$9.61	$0.00
Accumulation unit value at end of period	$8.66	$6.73	$12.46	$10.89	$9.61
Number of Accumulation units Outstanding at end of period	21,666	20,879	19,521	9,520	2,917
International Equity
Accumulation unit value at Beginning of period	$7.75	$14.80	$13.48	$11.42	$0.00
Accumulation unit value at end of period	$10.53	$7.75	$14.80	$13.48	$11.42
Number of Accumulation units Outstanding at end of period	15,491	15,884	15,677	8,832	1,306

Financial Statements — The Statement of Additional Information includes audited financial statements for the Variable Account and State Farm, and the reports of the Independent Registered Public Accounting Firm.

1. What is the Policy?

The Policy is an individual variable deferred annuity policy that State Farm Life and Accident Assurance Company offers. Under the terms of the Policy, we promise to pay you annuity payments after the Annuity Date. Until the Annuity Date, you may pay premiums under the Policy, and you will generally not be taxed on increases in the value of your Policy as long as you do not take distributions. When you use the Policy in connection with a tax-qualified retirement plan, federal income taxes may be deferred on your premium payments, as well as on increases in the value of your Policy. See “How Will My Investment in the Policy be Taxed?”. The Policy may not be available in all states. For information about compensation paid for the sale of Policies, see “What Other Information Should I Know? — Distribution of the Policies.”

When you pay premiums, you can allocate those premiums to one or more of the nine subdivisions (also known as “Subaccounts”) of the Variable Account. When you allocate premiums to a Subaccount(s), we will invest those premiums solely in the Fund(s), as you direct. Your Policy value in a Subaccount, called the “Subaccount Policy Accumulation Value,” will vary according to the performance of the corresponding Fund(s). Depending on market conditions, your Subaccount Policy Accumulation Value in each Subaccount could increase or decrease. The total of the Subaccount Policy Accumulation in each Subaccount is called the Variable Policy Accumulation Value.

You can also allocate premiums to our Fixed Account. Your Policy value in the Fixed Account is called the Fixed Policy Accumulation Value. When you allocate premium to the Fixed Account, we guarantee principal and interest. See “What Are My Allocation Options? — Fixed Account Option.”

You can request that we transfer Policy Accumulation Value among the Subaccounts and/or the Fixed Account , subject to certain conditions. See “What Are My Allocation Options? — Transfers.”

2. What are my Annuity Options?

•

You choose the Annuity Date when you want annuity income payments to begin. The Annuity Date must come on or before the Final Annuity Date, which is the Policy Anniversary when the Annuitant is age 95 (90 in New York). You select an annuity income option from those listed below, and indicate whether you want your annuity income payments to be fixed or variable or a combination of fixed and variable.

•	If you do not select an annuity income option for the Cash Surrender Value by the Final Annuity Date, we will pay you the Cash Surrender Value under Annuity Option 1 — Life annuity.

•	On the Annuity Date, we will use the Cash Surrender Value under the Policy to provide annuity income payments.

If your Policy has been in force for at least five Policy Years, and you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Unless you request otherwise, we will provide variable annuity income using any money that you have invested in the Subaccounts, and we will provide a fixed annuity income using any money that you have invested in the Fixed Account.

We will base your first annuity income payment, whether fixed or variable, on the amount of proceeds applied under the annuity income option you have selected and on “annuity purchase rates” based on the Annuitant’s age and sex and, if applicable, upon the age and sex of a second designated person. The annuity purchase rate that we apply will never be lower than the rate shown in your Policy.

If you have told us you want fixed annuity income payments, the income payments will never be less than the minimum payment stated in the Policy, and the amount of each annuity income payment will be the same.

If you told us you want variable annuity income payments, the amount of variable annuity income payments will vary according to the investment performance of the Funds you have selected to support your variable annuity income payments.

You can choose either 1, 3, 6, or 12 month intervals to receive annuity income payments. Payment intervals start on the Annuity Date. The first annuity income payment is made at the end of the first payment interval. If any payment would be less than $100, we may change the payment interval to the next longer interval. If on the Annuity Date the payment for the 12 month interval is less than $100, we may pay the Cash Surrender Value on that date in one sum.

We may require satisfactory proof that the Annuitant is living when each annuity income payment is due. If proof is required, payments will stop until such proof is given. If any payment is made by check and the Annuitant personally endorses the check on or after the date on which such payment is due, no other proof will be required.

options

If you have selected the “fixed years” annuity option, you may request withdrawals at any time.

The available annuity income options are:

Option 1 — Life Annuity. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives.

Option 2 — Life Annuity with Certain Period. Income payments will be made to you at the end of each payment interval as long as the Annuitant lives or to the end of the certain period, if longer. The certain period can be any number of years from 5 to 20. You must choose the number of years if you choose this option. However, for payments under a tax-qualified plan, the certain period cannot exceed the life expectancy of the Annuitant.

Option 3 — Joint and Last Survivor Life Annuity. Income payments will be paid to you at the end of each payment interval as long as the Annuitant or a second designated person is alive. You must name the second person on or before the Annuity Date.

Option 4 — Fixed Years. Income payments will be made to you at the end of each payment interval for the number of years chosen. You must choose the number of years from 5 to 30. However, for payments under a tax-qualified plan, the number of years chosen cannot exceed the life expectancy of the Annuitant.

The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. This feature is available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy.

3. How Do I Purchase A Policy?

Applying for a Policy. To purchase a Policy, you must

•	complete an application and submit it to an authorized State Farm agent, and

•	pay an initial premium at least equal to the minimum required and/or make periodic payments under a special monthly payment plan.

See “Initial Premium,” below. We reserve the right to reject an application for any lawful reason.

Premium Payments. All checks must be made payable to State Farm Assurance (not State Farm VP Management Corp. or State Farm Investment Management Corp.). Cash, third party checks, credit cards and debit cards are not acceptable forms of payment. All payments must be in U.S. dollars and drawn on U.S. bank accounts. We reserve the right to reject any premium payment.

Initial Premium. You may purchase the Policy to use in connection with tax-qualified plans, or on a non-tax-qualified basis. To purchase a Policy, you must be at least 16 years old and not older than 85 years old (80 years old in New York) on the Policy Date. We will issue a Policy below age 16 as long as custodial ownership is established.

You must also make a minimum initial premium payment or make periodic payments under a Monthly Payment Plan, depending on how old you are and whether you are purchasing a tax-qualified or non-tax-qualified Policy, as shown in the following table:

	Issue Age	Issue Age
	0-65	66 or more
Minimum initial premium required for non-tax-qualified Policy	$1,200	$5,000
	($100 per month for Monthly Payment Plan)
Minimum initial premium required for tax-qualified Policy	$600	$25,000
	($50 per month for Monthly Payment Plan)	($2,000 for Roth IRA)

The requirements and fees of the Monthly Payment Plan are set forth in the section entitled “What are the Expenses Under the Policy?”

Issuance of a Policy. Once we receive your initial premium and your completed application at the Securities Products Department, we will usually issue your Policy within two Valuation Days. However, if you did not give us all the information we need, we will try to contact you to get the additional needed information. If we cannot complete the application within five Valuation Days, we will either send your money back or obtain your permission to keep your money until we receive all the necessary information. We reserve the right to limit the initial premium to $1,000,000.

The Policy Date of your Policy will be the date we receive the initial premium, except when we receive the premium on the 29th, 30th, or 31st of any month. The Policy Date of these Policies will be the 28th of that month.

Mutual Fund Exchange Offer for Certain Policy Owners

Certain Policy Owners have the right to surrender their Policy or withdraw part of their Policy Accumulation Value and use the proceeds to purchase Class A or Class B shares of State Farm Mutual Fund Trust (the ‘‘Retail Mutual Fund’’). The Retail Mutual Fund is a registered investment company that is managed by State Farm Investment Management Corp., the investment adviser to the Trust. If you exchange your Policy for Retail Mutual Fund shares, we will not charge any exchange fee at the time of the exchange, and we will waive the surrender charge that would otherwise be applicable to surrender of a Policy or withdrawal of a portion of a Policy.

Before deciding to make an exchange, you should carefully read the prospectus for the Retail Mutual Fund. Mutual funds are not variable deferred annuities like the Policy, and therefore any investment in a mutual fund does not have the same features as your Policy, such as the death benefit and the right to annuitize. The following charges may be imposed if you exchange your Policy, or a portion of your Policy, for shares of any series of the Retail Mutual Fund:

•	The front-end sales charge on the purchase of Class A shares of the Retail Mutual Fund (which will be waived if your Policy is not subject to a surrender charge);

•	The Administrative Fee under the Policy; and

•	The contingent deferred sales charge on the subsequent redemption of Class B shares of the Retail Mutual Fund (calculated from the date of the original purchase of your Policy).

Requirements. We will determine, in our sole discretion, who can make an exchange offer, the time period(s) during which the ability to make an exchange offer is available, and when to terminate your ability to make an exchange offer. We may also establish fixed periods of time for exchanges under a particular Policy (a “window”) of at least 60 days in length, and limit the number of exchanges you may make.

The ability to make an exchange offer also is subject to the following limitations:

•

If the surrender charge that we waive is less than the front-end sales charge you would incur on Class A shares, the proceeds of the surrender or withdrawal of the Policy can be used only to purchase Class B shares of the Retail Mutual Fund; and

•

Only those persons who purchased a Policy on or after May 1, 2001 and before July 15, 2003 as funding for a tax-qualified retirement plan under Internal Revenue Code sections 401(a), 408 or 408A may participate in the exchange offer if the exchange occurs before the tenth Policy Anniversary.

•	If you purchased your Policy on or after July 15, 2003, you are not eligible to participate in the exchange offer.

Taxes. There should be no adverse tax consequences for tax-qualified retirement plan participants who elect to exchange from a Policy to the Retail Mutual Fund.

Further Information. You can contact your registered State Farm agent for more information on your ability to make an exchange offer.

Free-Look Right to Cancel Policy. During your “free-look” period, you may cancel your Policy. The free-look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery method to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. You will receive a refund equal to the greater of:

(1)	the premium payments made under the Policy during the free-look period; or

(2)	the Policy Accumulation Value (without the deduction of a surrender charge) at the end of the Valuation Period when we receive the Policy at the Securities Products Department (if you return the Policy to the Securities Products Department), or when our agent receives the Policy (if you return the Policy to the agent) for cancellation.

Making Additional Premium Payments. You may pay additional premiums of $50 or more at any time before the Annuity Date. You may arrange to pay monthly premiums via automatic deduction from your checking account. For any premium we receive in Good Order after the Policy Date, State Farm will credit the premium to the Policy as of the end of the Valuation Period when we receive the premium at the Securities Products Department. State Farm will process any premium received in Good Order at the Securities Products Department after the close of the Valuation Period on the next Valuation Day. We reserve the right to refuse a premium if total premiums paid in a Policy Year would exceed $30,000.

Anti-Money Laundering Compliance. We are required to comply with various anti-money laundering laws and regulations. Consequently, we may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time we believe a Policy Owner may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, we may choose not to establish a new account or may be required to “freeze” a Policy Owner’s account. We may also be required to provide a governmental agency with information about transactions that have occurred in a Policy Owner’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit us to inform the Policy Owner of the actions described above.

4. What Are My Allocation Options?

Premium Allocations. When you apply for a Policy, you specify the percentage of premium you wish to allocate to each Subaccount of the Variable Account and to the Fixed Account.

•	Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

•	You can change the allocation percentages at any time by sending a satisfactory written or telephone request to the Securities Products Department

(provided we have your telephone authorization on file). The change will apply to all premiums received at the same time or after we receive your request.

Until the free-look period expires, we allocate all premiums to the Fixed Account. At the end of this period, we transfer Policy Accumulation Value to the Subaccounts and/or leave it in the Fixed Account based on the premium allocation percentages in effect at the time of the transfer. Solely for this purpose, we assume your free-look period begins 10 days after we issue your Policy. The transfer from the Fixed Account to the Subaccounts upon the expiration of the free-look period does not count as a transfer for any other purposes under the Policy.

Subaccount Options. The Variable Account has nine Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). State Farm Investment Management Corp. (“SFIM”) serves as the investment adviser of the Trust and conducts the business and affairs of the Trust. SFIM has engaged BlackRock Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, Small Cap Equity Index Fund, and International Equity Index Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Westwood Management Corp. as the co-investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund. SFIM has engaged Marsico Capital Management, LLC and Northern Cross, LLC as the co-investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Rainier Investment Management, Inc. as the co-investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund. The paragraphs below summarize the investment objective(s) and certain investment strategies of each of the Funds in which the Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

•

The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor’s® Composite Index of 500 Stocks[1]. This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities that make up the S&P 500.

•

The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000® Small Stock Index[2]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.

•

The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”)[3]. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.

•	The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests in equity securities issued by large capitalization U.S companies in both the growth and value segments of the market.

•

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. The companies in which the Fund invests typically have market capitalizations smaller than the largest 500 U.S. companies and/or within the range of companies included in the Russell MidCap® Index[2].

•

The International Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities issued by foreign companies in both the growth and value segments of the market. The Fund may invest in securities of companies economically tied to emerging markets.

•

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

(1) “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and the Funds”) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see “Relationships with the Companies that Maintain the Benchmark Indices” in the Statement of Additional Information.)

(2) The Russell 2000® Index and the Russell MidCap® Index are trademarks/service marks of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund and the Small/Mid Cap Equity Fund (collectively the “Funds”) are not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company

makes no representation regarding the advisability of investing in the Funds. (For more information regarding the Russell 2000 Index, see “Relationships with the Companies that Maintain the Benchmark Indices” in the Statement of Additional Information.)

(3) The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see “Relationships with the Companies that Maintain the Benchmark Indices” in the Statement of Additional Information.)

•

The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust’s Large Cap Equity Index Fund and the Bond Fund.

•

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. Neither the U.S. government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.

The yield of the Subaccount investing in the Money Market Fund is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund, and the Money Market Fund’s operating expenses. During extended periods of low interest rates and due in part to Policy fees and expenses, the yields of the Money Market Subaccount may be extremely low and possibly negative.

The accompanying prospectus for the Trust contains further information about the Funds, including a description of Fund risks and expenses. Please read the Trust’s prospectus in conjunction with this prospectus and keep it for future reference. See also “What Other Information Should I Know? — State Farm and the Variable Account, The Trust.”

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser.

Fixed Account Option. The Fixed Account is part of our General Account. It is not a separate account. We credit amounts you allocate to the Fixed Account with interest for the period of allocation at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 3% per year, compounded annually. The current interest rate is the Guaranteed Interest Rate plus any excess interest rate. We determine periodically the current interest rate and the guarantee period for that rate. Each guarantee period will be at least one year. You assume the risk that interest credited thereafter may not exceed the guaranteed rate of 3% per year. See ‘‘What Other Information Should I Know? — State Farm and the Variable Account, State Farm’s Fixed Account Option.’’ There are significant limits on your right to transfer Policy Accumulation Value from the Fixed Account. See ‘‘Transfers,’’ below.

Transfers. Prior to the earlier of the Annuity Date or the date the Annuitant dies, you may transfer Policy Accumulation Value from and among the Subaccounts at any time after the end of the free-look period. The minimum amount that you may transfer from a Subaccount is $250, or, if less, the entire Policy Accumulation Value held in that Subaccount.

You may transfer Fixed Policy Accumulation Value from the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers from the Fixed Account do not carry over to the next Policy Year. The maximum transfer amount is the greater of 25% of the Fixed Policy Accumulation Value on the date of the transfer or $1,000, unless waived by us. The minimum amount transferred must be at least $250, or, if less, the entire Fixed Policy Accumulation Value.

After the Annuity Date, you may request to transfer annuity units from one Subaccount to another Subaccount. This is limited to four transfers per year and only if variable annuity income payments have been elected.

You can make transfer requests by satisfactory written or telephone request (if we have your written telephone authorization on file). A transfer will take effect at the end of the Valuation Period when we receive the request in Good Order at the Securities Products Department. State Farm will process any transfer request received in Good Order at the Securities Products Department after the close of the Valuation Period on the next Valuation Day. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See ‘‘How Do I Access My Money? — Requesting Payments and Telephone Transactions.’’ There is no limit on the number of transfers from and among the Subaccounts before the Annuity Date. However, State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of twelve. For purposes of assessing the transfer processing fee, each transfer request is considered one transfer, regardless of the number of Subaccounts the transfer affects. Any unused ‘‘free’’ transfers do not carry over to the next Policy Year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Market Timing. State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

In addition, the Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Funds describe these policies and procedures. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectus of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging, portfolio rebalancing and interest advantage programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual, or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the ‘‘Money Market Subaccount’’) or the Subaccount investing in the Bond Fund (the ‘‘Bond Subaccount’’) to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which you make the transfer, you cannot also use that Subaccount as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time before the Annuity Date by sending us a written request. The minimum transfer amount is $100 from the Money Market Subaccount or the Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the Annuity Date or until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file.

There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing to automatically rebalance (on a monthly, quarterly, semi-annual, or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Interest Advantage Program. The Interest Advantage program permits you to systematically transfer an amount equal to the interest earned on monies allocated to the Fixed Account to one or any combination of Subaccounts. You specify the allocation percentage for the Subaccounts to which these amounts will be transferred. Transfers will be made on each Policy Quarter to the Subaccounts you select. The Interest Advantage program involves a dollar-cost averaging strategy. Dollar-cost averaging involves investing in the Subaccounts at regular intervals of time, so you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Subaccount units when their value is low as well as high. A dollar-cost averaging strategy does not assure a profit or protect against a loss in the Subaccounts.

You may elect to participate in the Interest Advantage program at any time before the Annuity Date by sending us a written request. The minimum Fixed Policy Accumulation Value required to initiate the Interest Advantage program is $2,500. If the Fixed Policy Accumulation Value is less than $500 on a scheduled transfer date, the transfer will not occur. Once elected, the Interest Advantage program remains in effect from the date we receive your request until (1) the Annuity Date, (2) you cancel the program by written request or telephone, if we have your telephone authorization on file, or (3) the Policy Owner changes, whichever occurs first. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for the Interest Advantage program and a transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Interest Advantage transfers are not counted toward the maximum 25% or $1,000 of Fixed Policy Accumulation Value that may be transferred from the Fixed Account during any Policy Year. You may participate in the Interest Advantage program at the same time you participate in either the dollar-cost averaging program or the portfolio rebalancing program. If an Interest Advantage transfer is scheduled for the same Valuation Day as a dollar-cost averaging transfer or a portfolio rebalancing transfer, we will process the Interest Advantage transfer first. If an Interest Advantage transfer is scheduled on a day that is not a Valuation Day, then the transfer will occur on the next Valuation Day. We reserve the right to discontinue offering the Interest Advantage program at any time and for any reason.

Inquiring About Transactions. You should review every Transaction Confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, you must notify the State Farm Securities Products Department via telephone or in writing within 60 days of the date shown on your Transaction Confirmation.

Policy Accumulation Value. The Policy Accumulation Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the Subaccount Policy Accumulation Values and the Fixed Policy Accumulation Value credited to the Policy. State Farm determines the Policy Accumulation Value first on the Policy Date and thereafter on each Valuation Day. The Policy Accumulation Value will vary to reflect the performance of the Subaccounts to which you have allocated premiums, interest credited on amounts allocated to the Fixed Account, charges, transfers, withdrawals, and full surrenders. It may be more or less than premiums paid.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Policy Accumulation Value, reduced by any applicable surrender charge that would be deducted if the Policy were surrendered that day and any applicable Annual Administrative Fee.

Subaccount Policy Accumulation Value. On any Valuation Day, the Subaccount Policy Accumulation Value in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the Accumulation Unit Value for that Subaccount for that Valuation Day. When you allocate an amount to a Subaccount, either by premium allocation or transfer of Policy Accumulation Value, we credit your Policy with Accumulation Units in that Subaccount. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Subaccount by the Subaccount’s Accumulation Unit Value for that Valuation Day. Similarly, when you transfer an amount from a

Subaccount, take a withdrawal from the Subaccount, or surrender the Policy, we determine the number of Accumulation Units by dividing the dollar amount transferred, withdrawn or surrendered by the Subaccount’s Accumulation Unit Value for that Valuation Day.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the value of its Accumulation Unit. Accumulation Unit Values vary to reflect the investment experience of the underlying Fund, and may increase or decrease from one Valuation Day to the next. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the Accumulation Unit Value by multiplying the Accumulation Unit Value for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any ‘‘ex-dividend’’ date occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Accumulation Value. The Fixed Policy Accumulation Value on any date after the Policy Date is equal to: (1) the sum of the following amounts in the Fixed Account: premium allocations, Policy Accumulation Value transfers to the Fixed Account, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any withdrawals and any applicable surrender charges or transfers from the Fixed Account including any applicable transfer processing fee from the Fixed Account, as well as the applicable portion of the Annual Administrative Fee.

5. What are the Expenses Under the Policy?

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs, and the risks State Farm assumes under or in connection with the Policies.

•

Services and benefits we provide include: (1) the ability for Owners to make withdrawals and surrenders under the Policy; (2) the Annuitant’s Death Benefit; (3) the available investment options, including dollar cost averaging, portfolio rebalancing, Interest Advantage, and systematic withdrawal programs; (4) administration of the annuity options available under the Policy; (5) the distribution of various reports to Owners; and (6) the ability to make monthly premium payments under the Monthly Payment Plan.

•

Costs and expenses we incur include those associated with various overhead and other expenses associated with providing the services and benefits provided by the Policy, sales and marketing expenses, and other costs of doing business.

•

Risks we assume include the risks that: (1) Annuitants may live for a longer period of time than estimated when we established the annuity factors under the Policy; (2) the amount of the Annuitant’s Death Benefit will be greater than Policy Accumulation Value; and (3) the costs of providing the services and benefits under the Policies will exceed the charges deducted.

We may profit from each of the charges we deduct, such as the mortality and expense risk charge, and we may use that profit for any purpose, including the payment of distribution charges.

Surrender Charge

If you make a withdrawal or surrender the Policy during the first seven Policy Years, State Farm may deduct a surrender charge calculated as a percentage of the amount withdrawn or surrendered. The applicable percentage is 7% in the first Policy Year, and declines by 1% in each following Policy Year, until it reaches 0% in the eighth Policy Year. The total surrender charge deducted cannot exceed 8 1/2% of the total premiums paid. We may also deduct a surrender charge when you take annuity income payments or when proceeds are paid upon the Owner’s death (unless the Owner is also the Annuitant). However, we will not deduct a surrender charge on annuitization if the Policy has been in force at least five Policy Years and if the payments are made under a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity.” See “What are my Annuity Options?” We do not deduct a surrender charge when a Death Benefit is paid upon the Annuitant’s death, regardless of how many Policy Years have elapsed or how the Death Benefit is paid. See “Does the Policy have a Death Benefit?”

If you surrender the Policy, we deduct the surrender charge from the Policy Accumulation Value in determining the Cash Surrender Value. If you take a withdrawal, we deduct the surrender charge from the Policy Accumulation Value remaining after we pay you the amount requested, and we calculate the surrender charge as the applicable percentage of the total amount withdrawn. Unless you specify otherwise, we will deduct the surrender charge from each Subaccount and the Fixed Account pro-rata. Each year after the first Policy Year, you may withdraw a “Free Withdrawal Amount” without incurring a surrender charge. For a table of surrender charges and a description of the Free Withdrawal Amount, see the “Fee Table,” at the beginning of this prospectus.

Example of Calculation of Surrender Charge. Assume the applicable surrender charge percentage is 7% and you have requested a withdrawal of $500. You will receive $500 and the surrender charge is $37.63, for a total withdrawal of $537.63.

Waiver of Surrender Charge. Except in New York, we will not deduct a surrender charge if, at the time we receive a request for a withdrawal or a surrender, we have received due proof that the Annuitant is “Terminally Ill” or has been confined continuously to an “Eligible Hospital” or “Eligible Nursing Home” for at least three months before the date we receive the request. “Terminally Ill,” “Eligible Hospital,” and “Eligible Nursing Home” are defined in the Policy.

Annual Administrative Fee

We will deduct an annual administrative fee (1) on each Policy Anniversary, (2) on the day of any surrender if the surrender is not on the Policy Anniversary, or (3) on the Annuity Date if the Annuity Date is not on the Policy Anniversary. We may waive this fee if total premiums of at least $50,000 have been paid under a Policy at the time the Annual Administrative Fee would have otherwise been deducted. We will deduct the fee from each Subaccount and the Fixed Account on a pro-rata basis.

Transfer Processing Fee

We reserve the right to deduct a transfer processing fee of $25 for the 13th and each subsequent transfer during a Policy Year. For the purpose of assessing the transfer processing fee, we consider each written or telephone request to be one transfer, regardless of the number of Subaccounts affected by the transfer. We will deduct the transfer processing fee from the Subaccount or the Fixed Account from which the transfer is made. If a transfer is made from more than one Subaccount and/or the Fixed Account at the same time, we will deduct the transfer fee pro-rata from the Subaccounts and/or the Fixed Account. We reserve the right to waive the transfer processing fee.

Monthly Payment Plan Fee

You may elect to make premium payments under the Monthly Payment Plan. To establish the Monthly Payment Plan, a three month premium payment may be required. There is a $2 initial fee for the Monthly Payment Plan.

Mortality and Expense Risk Charge

State Farm currently deducts a daily charge from the assets in the Subaccounts attributable to the Policies at an annual rate of 1.15% of net assets. We guarantee that this charge will not exceed an annual rate of 1.25% of net assets. This charge does not apply to Fixed Policy Accumulation Value attributable to the Policies. We factor this charge into the net investment factor. See “What Are My Allocation Options? — Net Investment Factor.”

Fund Expenses

Because the Variable Account purchases shares of the various Funds, the net assets of the Variable Account will reflect the investment advisory fees and other operating expenses incurred by the Funds. A table of each Fund’s advisory fees and other expenses can be found in the front of this prospectus in the Fee Table. For a description of each Fund’s expenses, advisory fees and other expenses, see the prospectus for the Trust.

Additional Deposit Rider Charge

The Additional Deposit Rider permits you to make a single premium payment of up to four times the Cash Surrender Value at the time you select an annuity income option in order to increase the amount of payment under the annuity income option you select. We deduct an additional charge from the premium payment for this rider equal to 3% of the deposit plus the lesser of 2% of the deposit or $100. This feature is available only in connection with certain tax-qualified Policies, and cannot be added after the issuance of the Policy. See “What are my Annuity Options?”

6. How Will My Investment in the Policy be Taxed?

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (the “IRS”).

You may purchase the Policy on a non-tax-qualified basis (“Non-Qualified Policy”) or on a tax-qualified basis (“Qualified Policy”). Qualified Policies are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Policy, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax-qualified plan and receiving distributions from a Qualified Policy in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of a Policy for their situation. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Tax Status of the Policies

Diversification Requirements. The Code requires that the investments of the Variable Account be “adequately diversified” in order for Non-Qualified Policies to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

Investor Control. In certain circumstances, owners of non-qualified variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and transfer Policy Accumulation Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any Non-Qualified Policy to contain certain provisions specifying how your interest in the Policy will be distributed in the event of your death. The Non-Qualified Policies contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See “Death of Owner” rules in the Statement of Additional Information for a further discussion of the rules for paying proceeds upon an Owner’s death.

Other required distribution rules may apply to Qualified Policies.

The following discussion assumes that the Policies will qualify as annuity contracts for Federal income tax purposes.

Tax Treatment of Annuities

We believe that if you are a natural person you will not be taxed on increases in the value of a Policy until a distribution occurs or until annuity income payments begin. (For these purposes, the agreement to assign or pledge any portion of the Policy Accumulation Value, and, in the case of a Qualified Policy, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

Taxation of Non-Qualified Policies

Non-Natural Person. The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Policy Accumulation Value over the “investment in the contract” (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Policies owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Policy occurs (including a withdrawal under the systematic withdrawal program), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Accumulation Value immediately before the distribution over the Owner’s investment in the Policy at that time.

In the case of a surrender under a Non-Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Policy, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an Owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity income option elected under an annuity contract, a portion of each annuity income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity income payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Policy because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (2) if distributed under an annuity income option, they are taxed in the same way as annuity income payments.

Transfers, Assignments or Exchanges of a Policy. A transfer or assignment of ownership of a Policy, the designation of an Annuitant or Payee other than an Owner, the selection of certain Annuity Dates, or the exchange of a Policy may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, designation or exchange should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Multiple Policies. All Non-Qualified deferred annuity contracts that State Farm (or its affiliates) issues to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Taxation of Qualified Policies

The Policies are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified retirement plans. Policy Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Policy, unless the Company consents.

In a tax-qualified retirement plan, federal income tax deferral is provided by the tax-qualified retirement plan. No additional tax deferral is provided by an annuity. You should contact your attorney or tax advisor for more complete information.

Distributions. Annuity income payments are generally taxed in the same manner as under a Non-Qualified Policy. When a withdrawal from a Qualified Policy occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the Owner’s investment in the contract to the participant’s total accrued benefit balance under the retirement plan. For Qualified Policies, the investment in the contract is often zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the later of (1) the calendar year in which the plan participant reaches age 70 1/2 or (2) the calendar year in which the plan participant retires, and must be made in a specified form or manner. If the plan participant is a “5 percent Owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1 /2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the plan participant reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the plan participant’s death. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required minimum distributions may be eligible for rollover.

Withholding. “Eligible rollover distributions” from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose an eligible rollover distribution is any distribution from such a plan, except certain distributions that are required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Brief descriptions follow of the various types of qualified retirement plans which may be funded with a Policy.

Corporate and Self-Employed Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. Employers intending to use the Policy with such plans should seek competent advice.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE) IRA programs under which certain employers may provide contributions to SIMPLE IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Policy for use with IRAs may be subject to special requirements of the IRS.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. A special rule permits taxation of Roth IRA conversions made during the 2010 tax year to be split between 2011 and 2012. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. We will not withhold on a qualified distribution from a Roth IRA when the policy owner has reached age 59 1/2 or older and the five year holding period has been met. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Policy that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance of employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to tax penalties. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions under the Employers’ Tax Sheltered Annuity Plan. If your Policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Policy, and transactions under the Policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity. Because the Death Benefit may exceed this limitation, employers using the Policy in connection with such plans should consult their tax adviser. State Farm will no longer issue Policies to fund Tax Sheltered Annuities, effective November 3, 2008. Effective January 1, 2009, State Farm will no longer accept contributions to Policies serving as funding for Tax Sheltered Annuities.

401(k) Plan. A 401(k) plan is a retirement plan that allows eligible employees for 2010 to contribute up to the lesser of $16,500 or 100% of compensation to the plan via a salary reduction agreement. Eligible employees who are age 50 or older by the end of 2010 may be permitted to make an additional $5,500 “catch-up” contribution. Self-employed persons are treated both as employees and employers for contribution purposes, and there are no limits on the number of employees eligible to participate in a 401(k) Plan.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under the Policies are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of Ownership or receipt of distributions under a Policy depend on the individual circumstances of each Owner or recipient of the distribution. Consult a competent tax adviser for further information.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-skipping transfer tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity purchases by residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policies could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

7. How Do I Access My Money?

You may make withdrawals or a full surrender under the Policy. Proceeds are also payable upon the death of the Owner or the Annuitant. See “Does the Policy have a Death Benefit?” When you surrender the Policy or when proceeds are payable on the death of an Owner or Annuitant, you can request that the proceeds be paid under an annuity option. See “What are my Annuity Options?”

Withdrawals

Except during the free-look period and prior to the earlier of the Annuity Date or the date the Annuitant dies, you may request to withdraw part of the Cash Surrender Value at any time unless withdrawals are limited or restricted under certain Qualified Policies. (If you have elected the “fixed years” annuity option, you may request withdrawals after the Annuity Date. See “What are my Annuity Options?”) You may make requests for withdrawals in writing or by telephone, if we have your telephone authorization on file. See “Requesting Payments and Telephone Transactions,” below. Any withdrawal must be at least $500. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone

Transactions,” below. Withdrawals are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited or restricted under certain Qualified Policies. We are generally required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals comply with applicable tax requirements and to decline requests that are not in compliance.

When you request a withdrawal, you can direct how to deduct the withdrawal from your Policy Accumulation Value. If you provide no directions, we will deduct the withdrawal from your Policy Accumulation Value in the Subaccounts and Fixed Account on a pro-rata basis.

A withdrawal will take effect at the end of the Valuation Period when State Farm receives the withdrawal request in Good Order at the Securities Products Department unless you request a later date. However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. State Farm will process any withdrawal request received at the Securities Products Department after the close of the Valuation Period on the next Valuation Day.

Surrenders

You may request surrender of the Policy at any time prior to the earlier of the Annuity Date or the date the Annuitant dies. (If you have elected the “fixed years” annuity option, you may request a surrender after the Annuity Date. See “What are my Annuity Options?”) The Policy will terminate on the date we receive your request or such later date as you might request. We will pay you the Cash Surrender Value in one sum unless you choose an annuity option. After five Policy Years, if you choose a “life annuity,” “life annuity with certain period,” or a “joint and last survivor life annuity,” we will not deduct a surrender charge. Under certain circumstances, we may delay payments of proceeds from a withdrawal or surrender. See “Requesting Payments and Telephone Transactions,” below. Surrenders are subject to income tax and may be subject to a 10% federal tax penalty, and may be limited under certain Qualified Policies.

A surrender will take effect at the end of the Valuation Period when State Farm receives the surrender request in Good Order at the Securities Products Department unless you request a later date. However, we reserve the right to reject any request with a requested surrender date later than 14 days after the request is signed. State Farm will process any surrender request received at the Securities Products Department after the close of the Valuation Period on the next Valuation Day (unless you request a later date).

Systematic Withdrawal Program

The systematic withdrawal program provides an automatic monthly, quarterly, semi-annual, or annual payment to you from the amounts you have accumulated in the Subaccounts and/or the Fixed Account. The minimum payment is $100. You may elect to participate in the systematic withdrawal program at any time before the Annuity Date by sending a written request to the Securities Products Department. Once we have received your request, the program will begin and will remain in effect until your Policy Accumulation Value drops to zero, unless you cancel or make changes in the program. We will deduct withdrawals under the systematic withdrawal program from your Policy Accumulation Value in the Subaccounts and the Fixed Account on a pro-rata basis. You may cancel or make changes in the program at any time by sending us a written request or by telephone if we have your telephone authorization on file.

We will assess any applicable surrender charge on these withdrawals. See “What are the Expenses Under the Policy? — Surrender Charge.” We do not deduct any other charges for this program. We reserve the right to discontinue offering the systematic withdrawal program at any time and for any reason.

Requesting Payments and Telephone Transactions

Requesting Payments. You must send written requests for payment (except when we authorize telephone requests) to the Securities Products Department or give them to an authorized State Farm agent for forwarding to the Securities Products Department. Transaction requests are not deemed received until they are received at the Securities Products Department. We will ordinarily pay any Death Benefit, withdrawal, or surrender proceeds within seven days after receipt at the Securities Products Department of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. We will determine the payment amount as of the end of the Valuation Period during which the Securities Products Department receives all required documents. See “Does the Policy Have a Death Benefit?” for the documents required before a Death Benefit claim will be deemed in Good Order. If no annuity option has been chosen for a Death Benefit to be paid, or if the annuity option chosen is not available, we will pay a Death Benefit generally through the State Farm Benefit Management Account®, an interest bearing draft account serviced by State Farm Bank®. We will send the State Farm Benefit Management Account® checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account®. We will pay interest on the amount in the State Farm Benefit Management Account® from the date we receive all required documents at the Securities Products Department to the date we close the State Farm Benefit Management Account®. The State Farm Benefit Management Account® is part of our general account. It is not a checking or bank account, and amounts in the Benefit Management Account are not a State Farm Bank deposit account, are not an obligation of or guaranteed by

State Farm Bank, and are not insured by the Federal Deposit Insurance Corporation or any other agency. As part of our general account, amounts in the State Farm Benefit Management Account® are subject to the claims of our creditors (unlike the assets in the Variable Account). We receive a profit on all amounts left in the account.

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC by order permits postponement of payment to protect State Farm’s Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request. However, Cash Surrender Value paid under an annuity option will not be deferred.

Telephone Transactions. You may make certain requests under the Policy by telephone if we have a written telephone authorization on file. These include requests for transfers, withdrawals, changes in premium allocation instructions, dollar-cost averaging changes, changes in the portfolio rebalancing program, changes in the Interest Advantage program, systematic withdrawal changes and address changes.

The Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. If we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions. Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your State Farm agent’s or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to the Securities Products Department or to a registered State Farm agent for forwarding to the Securities Products Department. Transaction requests are not deemed received until they are received at the Securities Products Department.

8. How Is the Performance of the Policy Presented?

State Farm may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise or include in sales literature a Subaccount’s performance compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison.

The yield of the Subaccount investing in the Money Market Fund refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period.

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time. Average annual total return of a Subaccount tells you the return you would have experienced if you allocated a $1,000 premium to a Subaccount for the specified period. “Standardized” average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount, including any surrender charge that would apply if you terminated the Policy at the end of each period indicated. “Non-Standard” average annual total return information may be presented, computed on the same basis as described above, except that deductions will not include the Surrender Charge and/or the Annual Administrative Fee. In addition, we may from time to time disclose average annual total return in non-standard formats and cumulative total return for a Subaccount.

We may, from time to time, also disclose yield, standard total returns, and non-standard total returns for the Funds. We may also disclose yield, standard total returns, and non-standard total returns of funds or other accounts managed by the Adviser or Subadviser with investment objectives similar to those of the Funds, and Subaccount performance based on that performance data. Non-standard performance will be accompanied by standard performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in underlying funds, or investment series of underlying funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also present the performance of the Standard & Poor’s® Index of 500 Common Stocks, a widely used measure of stock performance, either by itself or compared to the performance of one or more Subaccounts. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indexes may also be used as a source of performance comparison or presentation. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

9. Does the Policy Have A Death Benefit?

The Policy offers a Death Benefit if the Annuitant dies before the Annuity Date. We will determine the Death Benefit amount using Accumulation Unit Values as of the end of the Valuation Period during which we receive all of the documents needed to deem a Death Benefit claim in Good Order. If these documents are received at the Securities Products Department after the close of the Valuation Period, State Farm will process the Death Benefit on the next Valuation Day. The following documents must be received by the Securities Products Department before a Death Benefit claim will be deemed in Good Order: a certified copy of the death certificate, the State Farm Claimant’s Statement, the Request for Taxpayer Identification Number and Certification (IRS Form W-9), and the applicable State Farm Insurance Companies Claim Election Form. Until we receive all of these required documents, the Policy Accumulation Value will remain invested in the Subaccounts and/or the Fixed Account based on the allocation percentages in effect at the time.

The Death Benefit amount will be the greater of:

(1)	the sum of all premiums paid less any withdrawals and any applicable surrender charges on those withdrawals; or

(2)	the Policy Accumulation Value.

If the Annuitant is under age 80 when the Policy is issued and dies on or after the first Policy Anniversary, then the Death Benefit amount will be the greatest of (1) or (2) above, or:

(3)	the Maximum Anniversary Value on the Policy Anniversary on or immediately preceding the date we receive all required documents, plus any premiums received on or after that Policy Anniversary, less any withdrawals and applicable surrender charges deducted on or after that Policy Anniversary.

The Maximum Anniversary Value on the first Policy Anniversary is the greater of:

(1)	any premiums received on or after the Policy Date but before the first Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after the Policy Date but before the first Policy Anniversary; or

(2)	the Policy Accumulation Value, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the first until the Policy Anniversary when the Annuitant is age 80 is the greater of:

(1)	The Maximum Anniversary Value on the previous Policy Anniversary, plus any premiums received on or after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary; or

(2)	the Policy Accumulation Value on the current Policy Anniversary, before we process any transactions on that date.

The Maximum Anniversary Value on each Policy Anniversary after the Policy Anniversary when the Annuitant is age 80, is equal to the Maximum Anniversary Value applicable on the Policy Anniversary when the Annuitant was age 80, plus any premiums received on and after that Policy Anniversary but before the current Policy Anniversary, less any withdrawals and applicable surrender charges deducted on and after that Policy Anniversary but before the current Policy Anniversary.

If the Death Benefit is payable and an annuity income option is chosen, the Annuity Date will be the date at the end of the Valuation Period during which we receive all required documents. The beneficiary must choose the annuity option as well as whether the annuity income payments are to be fixed or variable or a combination of fixed and variable. See “What are My Annuity Options?” If no annuity income option has been chosen for the Death Benefit to be paid, or if the annuity income option chosen is not available, the Death Benefit generally will be paid through the State Farm Benefit Management Account®. See “How Do I Access My Money? — Requesting Payments and Telephone

Transactions.” For a discussion of the order for payment to beneficiaries, as well as how beneficiaries are designated, see “Payment of Proceeds Upon Death of Owner or Annuitant” in the Statement of Additional Information.

If any Owner dies before the Annuity Date, unless the Owner is the Annuitant, the Cash Surrender Value of the Policy will be payable. There are certain exceptions to this rule. For a discussion of the rules for paying the proceeds upon the death of an Owner, see “Death of Owner” in the Statement of Additional Information.

Please note that any death benefit payment we make in excess of the Policy Accumulation Value is subject to our financial strength and claims-paying ability.

10. What Other Information Should I Know?

State Farm and the Variable Account

State Farm Life and Accident Assurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1960 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in New York and Wisconsin and is also licensed in Illinois and Connecticut. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm’s general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the assets of the Fixed Account.

Please note that any guarantees we provide in connection with the Fixed Account option are subject to our financial strength and claims-paying ability.

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933 nor have we registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life and Accident Assurance Company Variable Life Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of the Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policies if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. See the Trust’s prospectus for more detail.

The benefits under the Policy are paid by us from our general account assets and/or your Policy Account Value held in the Separate Account. It is important that you understand that payments of these benefits is not guaranteed and depends upon certain factors as discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Accumulation Value allocated to the Subaccounts. Your Policy Accumulation Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Accumulation Value and that of all other Policy owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Accumulation Value to the Fixed Account, which is part of our General Account. Amounts allocated to the Fixed Account, plus any guarantees under the Policy that exceed your Policy Accumulation Value (such as those associated with the Death Benefit), are paid from our General Account. Therefore, any amounts that we may pay under the Policy in excess of Policy Accumulation Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from our assets in the General Account. In the event of State Farm’s insolvency or receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis, as required by state regulators. Our audited statutory financial statements are included in the Statement of Additional Information (which is available at no charge by calling us toll free at (888) 702-2307, writing us at P.O. Box 2307, Bloomington, Illinois 61702-2307, or going to statefarm.com®). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov.

The Trust. State Farm Investment Management Corp. (“SFIM”), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged BlackRock Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Westwood Management Corp. as the co-investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund. SFIM has engaged Marsico Capital Management, LLC and Northern Cross, LLC as the co-investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund. SFIM has engaged Bridgeway Capital Management, Inc. and Rainier Investment Management, Inc. as the co-investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund. For more information concerning the investment adviser and investment sub-advisers, please see the accompanying prospectus for the Trust.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Accumulation Value in the Subaccounts. To obtain voting instructions from Owners, before a meeting of shareholders of the Funds, State Farm will send or make available to Owners voting instruction materials, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Modification

•

We may modify the Policy as follows: to conform the Policy, our operations, or the operation of the Variable Account to the requirements of any law (or regulation issued by a government agency) to which we, the Policy, or the Variable Account is subject;

•	to assure continued qualification of the Policy as an annuity under the Code; or

•	to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Distribution of the Policies

State Farm VP Management Corp., a subsidiary of SFIM, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life insurance Company Variable Life Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA).

The Policies may not be available in all states. The policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its sales representatives of up to 2.5% of premiums paid in connection with the sale of the Policies. Up to an additional 2.5% of premium is paid on the first $2,000 of first-year premium. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

State Farm VP Management Corp. pays its registered representatives all of the commissions received for their sales of Policies. Registered representatives and their managers are also eligible for various cash benefits, such as expense reimbursements and bonuses, and non-cash compensation items that we may provide jointly with State Farm VP Management Corp. Non-cash items include conferences, seminars and trips, merchandise and other similar items. In addition, State Farm VP Management Corp.’s registered representatives who meet certain production standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such programs.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Legal Proceedings

State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Reports to Policy Owners

State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, and the Fixed Account. Each year, or more often if required by law, you will be sent a report showing information about your Policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Accumulation Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction), or if you make transfers or withdrawals, you will receive a confirmation of these transactions.

Insurance Marketplace Standards Association

State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Financial Statements

The Statement of Additional Information contains the audited statutory statements of admitted assets, liabilities, capital and surplus for State Farm as of December 31, 2009 and 2008, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2009, 2008 and 2007, as well as the Report of the Independent Registered Public Accounting Firm. You should consider the financial statements of State Farm only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

The Statement of Additional Information also contains the statements of assets and contract owners’ equity and surplus for the Variable Account at December 31, 2009, and the related statements of operations for the year then ended and the changes in contract owners’ equity and surplus for each of the two years in the period ended December 31, 2009, as well as the Report of the Independent Registered Public Accounting Firm.

The audits were conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States).

11. How Can I Make Inquiries?

You may make inquiries regarding a Policy by writing to us at the Securities Products Department, by calling us at (888) 702-2307 (Toll free), or by contacting a registered State Farm agent.

Policy form numbers: Policy Series 97040 and 97090 in all states except MT, NY, WI; 97090 in MT, A97040 and A97090 in NY, WI table of

TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information about the Policies and the Variable Account. The following is the Table of Contents for the Statement of

Additional Information. You can obtain a free copy of the

Statement of Additional Information by writing to us at the Securities Products Department, calling us at 1-(888) 702-2307 (Toll free) or going to statefarm.com®.

Statement of Additional Information

contents

State Farm VP Management Corp. (Underwriter & Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001 FORWARDING SERVICE REQUESTED

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies.

More information about State Farm VP Management Corp. and its registered persons is available at

http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (FINRA) describing its Public Disclosure Program.

Issued By:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home offices: Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter & Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-888-702-2307

Investment Company Act File No. 811-08831

statefarm.com®

454-622.13-CH	Printed in U.S.A.

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

STATE FARM VARIABLE DEFERRED ANNUITY POLICY

STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE ANNUITY

SEPARATE ACCOUNT

OF STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the variable deferred annuity policy (the “Policy”) offered by State Farm Life and Accident Assurance Company (“State Farm,” “we,” “us,” or “our”). You may obtain a copy of the Prospectus dated May 1, 2010 by calling 1-888-702-2307 (Toll free) or by writing to us at the above address. Terms used in the current Prospectus for the Policy are incorporated into and made a part of this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND

SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES

FOR THE POLICY AND THE FUNDS.

Printed in U.S.A.

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY PROVISIONS

The Policy

The Policy contains the Basic Plan, any amendments, endorsements, and riders, and a copy of the application. The Policy is the entire contract.

Only an officer has the right to change the Policy. No agent has the authority to change the Policy or to waive any of its terms. All endorsements, amendments, or riders must be signed by an officer to be valid.

Ownership

You, as the Owner, are named in the application. You may exercise any provision of the Policy only by request and while the Annuitant is alive. Your Successor Owner is named in the application if you are not the Annuitant.

You may change the Owner or Successor Owner by sending us a request while the Annuitant is alive. We have the right to request the Policy to make the change on it. The change will take effect the day you sign the request, but the change will not affect any action we have taken before we receive the request. A change of Owner or Successor Owner does not change the beneficiary designation. No more than two Owners and no more than two Successor Owners can be named.

Incontestability

We will not contest the Policy. Any rider has its own incontestability provision.

Error in Age or Sex

If the Annuitant’s, Payee’s, or second designated person’s date of birth or sex is not correct, every benefit will be such as premiums paid would have bought at the correct age or sex, based on the rates at the date of issue. We may require proof of the Annuitant’s, Payee’s, second designated person’s age and sex before annuity income payments start. Any overpayment with compound interest at 6% a year will be charged against the Policy. This amount will be deducted from any annuity income payments due after the error is found. Any underpayment with compound interest at 6% a year will be paid to you in one sum.

Participation

We do not expect to pay dividends on the Policy. However, we may apportion and pay dividends each year. All dividends apportioned will be derived from the divisible surplus of our participating business. Any such dividends will be paid only at the end of the Policy Year. There is no right to a partial or pro rated dividend prior to the end of the Policy Year. We will transfer the dividend to the Policy Accumulation Value at the end of the Policy Year. Unless specified by you, the amount transferred is allocated to each Subaccount and the Fixed Account on a pro-rata basis.

Assignment

You may assign a nonqualified Policy or any interest in it. We will recognize an assignment only if it is in writing and filed with us. We are not responsible for the validity or effect of any assignment. An assignment may limit the interest of any Beneficiary.

SAI1

NET INVESTMENT FACTOR

The Net Investment Factor is an index applied to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period is equal to (1) divided by (2) and subtracting (3) from the result, where:

(1)	is the result of:

(a)	the Net Asset Value Per Share of the Fund held in the Subaccount determined at the end of the current Valuation Period; plus

(b)	the per share amount of any dividend or capital gain distribution made by the Fund held in the Subaccount, if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	a per share charge or credit for any taxes reserved for

(2)	is the Net Asset Value Per Share of the Fund held in the Subaccount, determined at the end of the prior Valuation Period,

(3)	is a daily factor representing the mortality and expense risk charge deducted from the Subaccount adjusted for the number of days in the Valuation Period. Such charge will not exceed an annual rate of 1.25% of the daily net asset value of the Variable Account.

A NNUITY PAYMENT PROVISIONS

Amount of Fixed Annuity Payments. On the Annuity Date, the amount you have chosen to apply to provide fixed annuity income payments will be applied under the annuity income option you have chosen. The annuity option payment factor in effect on the Annuity Date times that amount will be the dollar amount of each payment. Each of these payments will be equal and will not change.

The annuity option payment factor used to determine the amount of the fixed annuity payments will not be less than the guaranteed minimum annuity payment factors shown in the Policy.

Amount of Variable Annuity Payments. These income payments will vary in amount. The dollar amount of each payment attributable to each Subaccount is the number of Annuity Units for each Subaccount times the Annuity Unit Value of that Subaccount. The sum of the dollar amounts for each Subaccount is the amount of the total variable annuity income payment. The Annuity Unit Value for each payment will be determined no earlier than five Valuation Days preceding the date the annuity income payment is due. We guarantee the payment will not vary due to changes in mortality or expenses.

Annuity Units. On the Annuity Date, the number of Annuity Units for an applicable Subaccount is determined by multiplying (1) by (2) and dividing the result by (3), where:

(1)	is the part of the Cash Surrender Value or Death Benefit on that date applied under that Subaccount;

(2)	is the Guaranteed Minimum Payment Factor for the Annuity Option chosen; and

(3)	is the Annuity Unit Value for the Subaccount at the end of the Valuation Period encompassing that date.

Annuity Unit Value. The Annuity Unit Values for each Subaccount were arbitrarily set initially at $10 when that Subaccount began operation. Thereafter, the Annuity Unit Value for every Valuation Period is the Annuity Unit Value at the end of the previous Valuation Day times the Net Investment Factor times the Annuity Interest Factor. The Annuity Interest Factor is used to neutralize the Assumed Investment Rate of 3 1/2% a year used to determine the guaranteed minimum payment factors. The Assumed Investment Rate is significant in determining the amount of each variable annuity income payment and the amount by which each variable annuity income payment varies from one payment to the next.

SAI2

ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1.	Accumulation unit value for current valuation period	11.12
2.	Accumulation unit value for immediately preceding valuation period	11.10
3.	Annuity unit value for immediately preceding valuation period	20.00
4.	Factor to compensate for the assumed investment rate of 3.5%	.9999
5.	Annuity unit value of current valuation period ((1) / (2)) x (3) x (4)	20.03

ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

1.	Number of accumulation units at Maturity Date	10.000
2.	Accumulation unit value	11.12
3.	Adjusted Policy Accumulation Value (1)x(2)	111.200
4.	Monthly annuity payment per $1,000 of adj. Policy Accumulation Value	5.82
5.	Monthly annuity payment (3)x(4) / 1,000	647.18
6.	Annuity unit value at Maturity Date	20.03
7.	Number of annuity units (5)/(6)	32.3105
8.	Assume annuity unit value at the end of first month equal to	20.20
9.	First monthly annuity payment (7)x(8)	652.67
10.	Assume annuity unit value at the end of second month equal to	19.90
11.	Second monthly annuity payment (7)x(10)	642.98
12.	Assume annuity unit value at the end of third month equal to	20.50
13.	Third monthly annuity payment (7)x(12)	662.37

PAYMENT OF PROCEEDS UPON DEATH OF OWNER OR ANNUITANT

Death of Owner

The Code requires the following distributions under Non-Qualified annuity when you die.

(1)	If you die before the Annuity Date, you are not the Annuitant, and you either have not named a Successor Owner or your named Successor Owner is not a living natural person, the Cash Surrender Value must be paid within 5 years after your date of death.

(2)	If you die before the Annuity Date, you are the Annuitant, and you either have not named any beneficiary or your named beneficiary is not a living natural person, the death benefit must be paid within 5 years after your date of death.

(3)	If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is a person other than your spouse, your Successor Owner may elect to have the Cash Surrender Value paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your Successor Owner. If no election is made within this time, distribution will be made within five years after your date of death.

(4)	If you die before the Annuity Date, you are the Annuitant, and your sole named surviving primary beneficiary is a person other than your spouse, your surviving primary beneficiary may elect to have the Death Benefit paid under an annuity option or any other method of payment then provided by us other than an interest only method of payment. The election must be made and payments must start within one year after your death and must not extend beyond the life or life expectancy of your primary beneficiary. If no election is made within this time, distribution will be made within five years after your date of death.

SAI3

(5)	If you die before the Annuity Date, you are not the Annuitant, and your sole Successor Owner is your surviving spouse, your surviving spouse becomes the Owner. The right of a spouse to continue the Policy, and all Policy provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Policy will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

(6)	If you die before the Annuity Date, you are the Annuitant, and your surviving spouse is your sole named primary beneficiary, your spouse will replace you as Owner and may replace you as Annuitant. If your spouse does not elect to replace you as Annuitant, the Death Benefit must be paid to your spouse under an annuity option or any other method of payment then provided by us for an owner. For purposes of the preceding sentence, the election must be made, payments must start within one year after your death, and must not extend beyond your spouse’s life or life expectancy; however, if your spouse does not choose a method of payment within this time, distribution will be made under Annuity Option 1—Life Annuity.

(7)	If you die on or after the Annuity Date and you are not the Annuitant, any remaining payments must be paid to your Successor Owner at least as fast as the method of payment in effect at your death.

(8)	If you die on or after the Annuity Date and you are the Annuitant, any remaining payments must be paid to the beneficiary at least as fast as the method of payment in effect at your death.

If you are not a living natural person, the Annuitant will be treated as the Owner for purposes of this provision. If you are not a living natural person and there is a change in the Annuitant, such change shall be treated as the death of the Owner for purposes of this provision. If the Policy has two owners, the first death of either owner is treated as the death of the owner for purposes of this provision. For purposes of this provision, the amount of any distribution will be determined on that date of such distribution. Notwithstanding anything in the Policy to the contrary, the surviving joint owner will be treated as the Successor Owner of the Policy.

Other rules apply to Qualified Policies.

Death of Annuitant

Death of Annuitant Who is not an Owner. If the Annuitant dies before the Annuity Date and the Annuitant is not an Owner, the Death Benefit will be paid as provided in the Beneficiary Provisions of the Policy. If the method of payment chosen is not available or no method of payment is chosen, payment will be in one sum.

If the Annuitant dies on or after the Annuity Date while you are alive, any remaining payments must be paid to you at least as fast as the method of payment in effect on the Annuitant’s date of death.

Beneficiary Designation. This is as shown in the application. It includes the name of the beneficiary and the order and method of payment. If you name “estate” as a beneficiary, it means the executors or administrators of the last survivor of you and all beneficiaries. If you name “children” of a person as a beneficiary, only children born to or legally adopted by that person as of the Annuitant’s date of death will be included.

We may rely on an affidavit as to the ages, names, and other facts about all beneficiaries. We will incur no liability if we act on such affidavit.

Change of Beneficiary Designation. You may make a change while the Annuitant is alive by sending us a request. The change will take effect the date the request is signed and will replace previous beneficiary designations for the Policy, but the change will not affect any action we have taken before we receive the request. We have the right to request your Policy to make the change.

After the Annuitant’s death, anyone who has the right to make a withdrawal may change the method of payment or may select one of the annuity options, and may name a successor to their interest. The successor payee may be their estate.

SAI4

Order of Payment. When the Annuitant dies (1) before the Annuity Date and a death benefit is payable or (2) on or after the Annuity Date, you are the Annuitant, and payments continue to the beneficiary, we will make such payment(s) in equal shares to the primary beneficiaries living when payment is made. If a primary dies after the first payment is made, we will pay that primary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary dies, we will make payment in equal shares to the successor beneficiaries living when payment is made. If a successor dies while receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final beneficiaries. If, at any time, no beneficiary is living, we will make a one sum payment to you, if living when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all beneficiaries. “When payment is made” means (1) the date that a periodic payment is due or (2) the date that a request is signed for a cash withdrawal or a one sum payment. You may change this order of payment by sending us a request while the Annuitant is alive.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may:

(1)	create new separate accounts;

(2)	combine separate accounts, including the Variable Account;

(3)	add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4)	make any Subaccount available to such classes of policies as we may determine;

(5)	add new funds or remove existing funds;

(6)	substitute new funds for any existing Fund if shares of the Fund are no longer available for investment or if we determine investment in a Fund is no longer appropriate in the light of the purposes of the Variable Account;

(7)	deregister the Variable Account under the Act if such registration is no longer required; and

(8)	operate the Variable Account as a management investment company under the Act or in any other form permitted by law.

The investment policy of the Variable Account will only be changed with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies. The process for such approval is on file.

SAFEKEEPING OF ACCOUNT ASSETS

State Farm holds the title to the assets of the Subaccount. The assets are kept physically segregated and held separate and apart from State Farm’s General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

A fidelity bond in the amount of $5 million covering State Farm’s directors, officers, and employees has been issued by National Union Fire Insurance Company.

SAI5

DISTRIBUTION OF THE POLICIES

State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, acts as the principal underwriter of the Policies. State Farm VP Management Corp. is affiliated with State Farm Life and Accident Assurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $42,184 in 2009, $66,288 in 2008 and $102,514 in 2007 as commissions for serving as principal underwriter of the Policies. State Farm VP Management Corp. did not retain any commissions in 2009, 2008 and 2007.

We discontinued new sales of the Policies during the latter half of 2008; however, the Company will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 2009 and 2008, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2009, 2008 and 2007, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.

The statements of assets and contract owners’ equity and surplus of the State Farm Life and Accident Assurance Company Variable Annuity Separate Account at December 31, 2009 and the results of its operations for the year then ended, and the changes in its contract owners’ equity and surplus for each of the two years in the period ended December 31, 2009, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

SAI6

RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor’s

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Deferred Annuity, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the “Product and Funds”) are sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”).

S&P makes no representation or warranty, express or implied, to the owners of the Product and Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust, or the owners of the Product and Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product and Funds or the timing of the issuance or sale of the Product and Funds or in the determination or calculation of the equation by which the Product and Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product and Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, owners of the Product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Frank Russell Company

The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell TM is a trademark of the Frank Russell Company.

The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index(es).

Frank Russell Company’s publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) are based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index(es) or any data included in the Index(es). Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index(es) or any data included therein, or any security (or combination thereof) comprising the Index(es). Frank Russell

SAI7

Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index(es) or any data or any security (or combination thereof) included therein.

Morgan Stanley & Co. Incorporated

The Morgan Stanley Capital International Europe, Australasia, and Far East Free (EAFE® Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated (“Morgan Stanley”). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index fund is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the Morgan Stanley Capital International EAFE® Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE® Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this fund. Morgan Stanley has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE® Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the Indexes from sources which Morgan Stanley considers reliable, neither Morgan Stanley nor any other party guarantees the accuracy and/or the completeness of the Indexes or any data included therein. Neither Morgan Stanley nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust’s customers and counterparties, owners of the Fund, or any other person or entity from the use of the Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley nor any other party makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 2009 and 2008, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2009, 2008 and 2007, as well as the Report of the Independent Registered Public Accounting Firm, appears in the SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and contract owners’ equity and surplus of the State Farm Life and Accident Assurance Company Variable Annuity Separate Account at December 31, 2009, and the results of its operations for the year then ended, and the changes in its contract owners’ equity and surplus for each of the two years in the period ended December 31, 2009, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

SAI8

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm

Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2009, 2008, and 2007

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report of Independent Auditors

To the Board of Directors

State Farm Life and Accident Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statutory statements of operations and change in capital and surplus, and cash flows for the years ended December 31, 2009, 2008, and 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for the years ended December 31, 2009, 2008, and 2007.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years ended December 31, 2009, 2008, and 2007, on the basis of accounting described in Note 2.

/s/ PricewaterhouseCoopers LLP

February 25, 2010

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2009 and 2008

ADMITTED ASSETS	2009	2008
Bonds:
United States government	$165,669	$161,668
Other governmental units	448,240	315,787
Industrial and other	944,534	925,501

	1,558,443	1,402,956

Policy loans	124,557	117,859
Cash (overdraft)	(368)	(662)
Cash equivalents	27,041	61,868
Short-term investments	4,193	8,273
Accounts receivable—investment sales	4	—

	155,427	187,338

Total cash and invested assets	1,713,870	1,590,294
Net deferred tax asset	12,634	12,502
Premiums deferred and uncollected	2,118	2,272
Investment income due and accrued	23,717	21,202
Other assets	20	19
Assets held in separate accounts	40,270	34,619

Total admitted assets	$1,792,629	$1,660,908

LIABILITIES	2009	2008

Aggregate reserves for life polices and contracts	$1,214,259	$1,132,851
Liability for deposit type contracts	161,930	148,634
Policy and contract claims	4,376	3,876
Policyholders’ dividends due and unpaid	130	125
Dividends to policyholders payable in the following year	21,004	20,060
Advance premiums, deposits and other policy and contract liabilities	15,423	14,605
Interest maintenance reserve	1,061	1,655
Commissions payable	478	506
Federal income taxes (including payable to affiliates)	10,233	6,280
Postretirement benefits	11,629	10,873
Agent termination benefits	6,237	5,693
Payable to parent, subsidiaries and affiliates	2,511	2,383
Other liabilities	9,386	8,833
Liabilities related to separate accounts	40,270	34,619
Asset valuation reserve (AVR)	4,551	3,370

Total liabilities	1,503,478	1,394,363

CAPITAL AND SURPLUS

Common stock, $100 par value; 10,000 shares authorized, issued and outstanding	1,000	1,000
Paid-in surplus	2,000	2,000
Unassigned surplus	286,151	263,545

Total capital and surplus	289,151	266,545

Total liabilities, capital and surplus	$1,792,629	$1,660,908

The accompanying notes are an integral part of these financial statements.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2009, 2008, and 2007

SUMMARY OF OPERATIONS	2009	2008	2007
Income:
Premiums and annuity considerations	$183,299	$194,490	$156,195
Net investment income	91,118	83,824	79,962
Other income	1,405	1,213	1,499

	275,822	279,527	237,656

Benefits and other expenses:
Death benefits	38,200	32,018	29,545
Surrender benefits and other fund withdrawals	39,964	41,112	37,558
Other benefits and claims	14,800	13,981	13,865
Net transfers from separate accounts	(1,381)	(1,612)	(496)
Increase in policy and contract reserves	79,457	115,930	70,876
Commissions	11,534	11,117	10,080
General insurance expenses	29,583	28,285	29,265
Taxes, licenses and fees	3,938	3,100	3,726

	216,095	243,931	194,419

Net gain from operations before dividends to policyholders and federal and foreign income taxes	59,727	35,596	43,237
Dividends to policyholders	20,664	19,719	18,816

Net gain from operations before federal and foreign income taxes	39,063	15,877	24,421
Federal and foreign income taxes incurred (excluding capital gains)	13,628	14,344	13,103

Net gain from operations before net realized capital gains or (losses)	25,435	1,533	11,318
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	226	(4,935)	(1,051)

Net income (loss)	$25,661	$(3,402)	$10,267

CAPITAL AND SURPLUS ACCOUNT	2009	2008	2007
Common stock:
Balance at beginning and end of year	$1,000	$1,000	$1,000

Paid-in Surplus:
Balance at beginning and end of year	2,000	2,000	2,000

Unassigned surplus:
Balance at beginning of year	263,545	263,526	252,327
Net income (loss)	25,661	(3,402)	10,267
Change in net unrealized capital gains (losses) less capital gains tax	(2)	2	—
Change in non admitted assets	(947)	(9,706)	(4,232)
Change in reserve on account of change in valuation basis (increase) or decrease	(1,951)	—	—
Change in asset valuation reserve	(1,181)	2,000	(70)
Change in net deferred income tax	1,026	11,125	5,234

Balance at end of year	286,151	263,545	263,526

Total capital and surplus	$289,151	$266,545	$266,526

The accompanying notes are an integral part of these financial statements.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2009, 2008, and 2007

CASH FLOW	2009	2008	2007
Cash from operations:
Premiums collected net of reinsurance	$184,625	$195,357	$157,043
Net investment income	88,568	82,902	79,452
Other income	382	497	588
Benefits and loss related items	(92,624)	(86,564)	(81,606)
Net transfers to Separate Accounts	1,493	2,123	614
Commissions, expenses paid and other deductions	(43,597)	(40,937)	(43,213)
Dividends paid to policyholders	(19,715)	(18,764)	(17,927)
Federal and foreign income taxes paid	(9,675)	(9,043)	(17,998)

Net cash from operations	109,457	125,571	76,953

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	136,504	73,818	86,122
Other	—	18	—

Total investment proceeds	136,504	73,836	86,122

Cost of investments acquired (long term only):
Bonds	291,716	147,562	142,455
Other applications	5	—	2,056

Total investments acquired	291,721	147,562	144,511

Increase in policy loans and premium notes	6,699	7,794	7,173

Net cash from investments	(161,916)	(81,520)	(65,562)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	13,296	5,663	2,246
Other cash provided (applied)	550	1,518	2,884

Net cash from financing and miscellaneous sources	13,846	7,181	5,130

Net change in cash, cash equivalents, and short-term investments	(38,613)	51,232	16,521
Cash, cash equivalents, and short-term investments, beginning of year	69,479	18,247	1,726

Cash, cash equivalents, and short-term investments, end of year	$30,866	$69,479	$18,247

The accompanying notes are an integral part of these financial statements.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (amounts in thousands)

1.    Nature of Business Operations

State Farm Life and Accident Assurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in four states and primarily markets individual life and annuity products through an exclusive independent contractor agency force. The Company’s individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts, which together account for approximately 84% of premium revenue in 2009, 75% in 2008, and 89% in 2007. Individual annuity products including variable annuity contracts account for an additional 16% in 2009, and 25% in 2008, and 11% in 2007. The Company also writes a small amount of employee group life.

The Company discontinued new sales of variable products during September, 2008; however, the Company will continue to administer the existing book of variable business.

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.    Summary of Significant Accounting Practices

The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance.

Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer’s state of domicile. The Company did not use any significant permitted practices during 2009, 2008, or 2007.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Certain amounts applicable to the prior year have been reclassified to conform to the current year presentation. Management has evaluated subsequent events for recognition or disclosure through February 25, 2010, the date these financial statements were available for issuance. Actual results could differ from those estimates.

Significant accounting practices include:

A.    Investments

Bonds are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the scientific method or fair value. Prices from third party organizations and prices published by the Securities Valuation Office (SVO) of the NAIC are used to calculate fair value. Where no SVO published price or third party price is available, management’s best estimate of fair value is used. Under accounting principles generally accepted in the United States of America (GAAP), debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Prepayment assumptions for single class and multi-class mortgage-backed/assets-backed securities are obtained from Interactive Data Corporation and Bloomberg. The Company uses prices provided by Interactive Data Corporation in determining the fair value of its loan-backed securities. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. There have been no changes from the retrospective to the prospective method of valuing loan-backed securities.

Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.

The Company’s interest in State Farm Liquidity Pool, LLC is carried at its underlying audited GAAP equity. The Company’s interest in the pool is reported as a cash equivalent.

Short-term investments are stated at amortized cost, which approximates fair value.

Investment income is recorded when earned. Due and accrued investment income is excluded from unassigned surplus when it is 90 days past due or when collection is in doubt. There were no material amounts excluded in 2009 or 2008. Realized gains and losses on sale or maturity of investments are determined by the specific identification method. Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus net of deferred income taxes.

For any decline in the fair value of a bond that is considered to be other than temporary, a valuation adjustment is made and recognized as a realized capital loss.

B.    Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.    Aggregate Reserves for Life Policies and Contracts

Policy reserves on life insurance are based on statutory mortality and interest requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging from 3% to 7%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

D.    Policyholders’ Dividends

All of the Company’s individual and group life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2009, 2008, and 2007, respectively, premiums under individual and group life participating policies were $154,039, $146,136, and $139,031. The Company’s Statements of Operations for 2009, 2008, and 2007 includes $20,664, $19,719, and $18,816 of policyholder dividends, respectively.

E.    Federal Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company (SFMAIC)

State Farm Fire and Casualty Company (SFFCC)

State Farm General Insurance Company

State Farm Life Insurance Company (SFLIC)

State Farm Annuity and Life Insurance Company (SFALIC)

State Farm Lloyds (SFL)

State Farm Indemnity Company (SFIC)

State Farm Guaranty Insurance Company (Guaranty)

State Farm Florida Insurance Company (SFFIC)

State Farm International Services, Inc.

State Farm Lloyds, Inc.

State Farm Investment Management Corp. (SFIMC)

State Farm VP Management Corp.

State Farm Bank, FSB

State Farm Investor Services (Canada) Holding Company

Plaza One Realty Company (previously State Farm Funding Corp.)

Insurance Placement Services, Inc.

State Farm Realty Investment Company

Oglesby Reinsurance, Ltd.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.

Under NAIC SAP, the deferred tax assets (DTAs) are reduced by a valuation allowance if it is more likely than not that some portion of the deferred tax assets will not be realized. In addition, the gross DTAs are subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTAs that can be reduced to cash or result in a reduction of future taxes within one year of the balance sheet date. The third part of the test permits admission of gross DTAs to the extent of gross deferred

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

tax liabilities (DTLs). Effective 2009, a company may elect an expanded admissibility test. Through use of this election, the conversion of prior year taxes to cash is expanded to correspond with the Internal Revenue Service carryback provisions, not to exceed three years. The gross DTA that is expected to be realized within three years of the balance sheet date is now allowed to be admitted through the expanded admissibility election. Overall, the test limits the net admitted DTA to the sum of 10% (or 15% with the expanded admissibility election) of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and previous years. Any changes in DTAs and DTLs are recognized as a separate component of the change in unassigned surplus. Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. State income tax is reported as a component of taxes, licenses, and fees and is an element of pre-tax book income; deferred state income taxes are not recorded. Under GAAP, there is no admissibility test. In addition, DTAs under GAAP include all tax components (federal, state, foreign, current and deferred); changes in deferred income taxes are recorded as a component of the total tax provision instead of a direct adjustment to unassigned surplus. The Company has elected not to evaluate DTAs under the expanded admissibility provision.

F.    Other Postretirement Benefits

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.

G.    Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in the agents’ contracts. Liabilities and expenses are recorded at the time eligibility requirements are met. Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, participants.

H.    Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and are reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to unassigned surplus. The IMR and AVR are not calculated under GAAP.

I.    Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

Company Act of 1940 and issued individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general accounts within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in units of the subaccounts of the separate accounts. The subaccounts invest those assets in shares of mutual funds offered by the State Farm Variable Product Trust which are managed by SFIMC.

Separate account assets are reported at market value and liabilities are recorded at amounts equal to contract holder assets. Contract holders are the only persons having rights to the assets in the separate accounts and to income arising from such assets.

J.    Recognition of Premiums and Annuity Considerations and Related Expenses

Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Premiums paid in advance of the policy anniversary date and unearned premiums which are not included in the policy reserve liability are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business, are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

K.    Nonadmitted Assets

Certain assets designated as “nonadmitted” assets, principally non-admitted deferred income tax assets, aggregating $45,290 and $44,344 at December 31, 2009 and 2008, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.

L.    Stockholder Dividends

The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

M.    Guaranty Fund Assessments

As of December 31, 2009 and 2008, no liabilities have been recorded for guaranty fund assessments. In addition, assets of $10 and $14 for premium tax offsets have been established for December 31, 2009 and 2008, respectively, based on guaranty fund assessments paid. These amounts represent assets and liabilities recorded for all states in which the Company operates.

The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined, but is presumed to be material.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

3.    Investments

A.    Bonds and Other Debt Securities

The amortized cost and estimated market values of investments in debt securities, including short-term investments, were as follows (in thousands):

	December 31, 2009
	Amortized Cost or Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U.S. Governments	$158,892	$9,971	$(151)	$168,712
All other Governments	10,970	650	(41)	11,579
States, Territories and Possessions (Direct and Guaranteed)	20,945	149	(719)	20,375
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	64,922	647	(1,544)	64,025
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	362,373	15,951	(769)	377,555
Industrial & Miscellaneous (Unaffiliated)	942,846	60,261	(2,598)	1,000,509
Credit Tenant Loans	1,688	261	—	1,949

Totals	$1,562,636	$87,890	$(5,822)	$1,644,704

	December 31, 2008
	Amortized Cost or Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
U.S. Governments	$163,609	$15,611	$(43)	$179,177
All other Governments	8,970	678	—	9,648
States, Territories and Possessions (Direct and Guaranteed)	16,956	96	(841)	16,211
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	12,034	217	(257)	11,994
Special Revenue & Special Assessment
Obligations and all Non-Guaranteed
Obligations of Agencies and Authorities of Governments and their Political Subdivisions	280,813	6,884	(237)	287,460
Industrial & Miscellaneous (Unaffiliated)	927,106	19,249	(36,379)	909,976
Credit Tenant Loans	1,741	231	(41)	1,931

Totals	$1,411,229	$42,966	$(37,798)	$1,416,397

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The amortized cost and estimated market value of debt securities by contractual maturity are shown. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized Cost or Fair Value	Estimated Market Value
Due in one year or less	$83,472	$86,749
Due after one year through five years	454,038	484,483
Due after five years through ten years	645,132	684,024
Due after ten years	379,994	389,448

Totals	$1,562,636	$1,644,704

Gross proceeds and realized gains and losses on bonds, including other than temporary impairments, for the years ended December 31, were:

	2009	2008	2007
Proceeds	$38,447	$7,646	$19,181
Gross gains	974	298	244
Gross losses	(1,016)	(5,575)	(1,478)

At December 31, 2009 and 2008, bonds carried at an amortized cost of $1,791 and $1,800, respectively, were on deposit with regulatory authorities.

B.    Unrealized Losses

In evaluating whether a decline in value is other than temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.
•	The extent and duration of the decline in value.
•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.
•	Relevant industry conditions and trends.
•	The financial condition and current and future business prospects of the issuer.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The unrealized losses based on estimated market values are shown below:

	December 31, 2009
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Governments	$5,842	$(151)	$—	$—	$5,842	$(151)
All Other Governments	957	(41)	—	—	957	(41)
States, Territories and Possessions (Direct and Guaranteed)	11,600	(384)	5,626	(335)	17,226	(719)
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	44,205	(1,446)	902	(98)	45,107	(1,544)
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	50,629	(769)	—	—	50,629	(769)
Industrial & Miscellaneous (Unaffiliated)	34,006	(540)	28,510	(2,058)	62,516	(2,598)

Total temporarily impaired securities	$147,239	$(3,331)	$35,038	$(2,491)	$182,277	$(5,822)

	December 31, 2008
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Governments	$1,961	$(30)	$1,412	$(13)	$3,373	$(43)
States, Territories and Possessions (Direct and Guaranteed)	8,404	(554)	4,711	(287)	13,115	(841)
Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	6,743	(257)	—	—	6,743	(257)
Special Revenue & Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and their Political Subdivisions	6,286	(12)	8,793	(225)	15,079	(237)
Industrial & Miscellaneous (Unaffiliated)	351,643	(22,096)	80,221	(14,324)	431,864	(36,420)

Total temporarily impaired securities	$375,037	$(22,949)	$95,137	$(14,849)	$470,174	$(37,798)

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by widening credit spreads on corporate and municipal bonds and not on fundamental credit problems of the issuers. The Company had $2.5 million in unrealized losses on bonds with losses outstanding for greater than 12 months at December 31, 2009. The contractual terms of the Company’s bond investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider those investments to be other-than-temporarily impaired at December 31, 2009.

C.    Realized Capital Gains (Losses)

The Company had realized capital losses due to other than temporary declines in the fair value of $0, $4,581, and $1,235 during 2009, 2008, and 2007, respectively.

The reconciliation of realized capital gains (losses) is as follow:

	December 31, 2009
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$236	$—	$236
Less: IMR capital gains (losses)	15	5	10

Capital gains (losses) net of IMR	$221	$(5)	$226

	December 31, 2008
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$(5,089)	$(189)	$(4,900)
Less: IMR capital gains (losses)	54	19	35

Capital gains (losses) net of IMR	$(5,143)	$(208)	$(4,935)

	December 31, 2007
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$(421)	$97	$(518)
Less: IMR capital gains (losses)	784	251	533

Capital gains (losses) net of IMR	$(1,205)	$(154)	$(1,051)

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

D.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31, were as follows:

	2009	2008	2007
Bonds	$83,277	$76,005	$73,262
Cash, cash equivalents and short-term investments	207	1,223	564
Policy loans and liens	8,120	7,084	6,583
Other	28	2	1

Gross investment income	91,632	84,314	80,410
Investment expenses	(514)	(490)	(448)

Net investment income	$91,118	$83,824	$79,962

E.    Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The Company’s financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The three levels of the fair value hierarchy are summarized below:

Level 1—	Observable inputs that reflect unadjusted quoted prices for identical securities in active markets.

Level 2—	Observable inputs other than quoted prices included in level 1 such as quoted prices for similar securities; interest rates, prepayment schedules, and credit risk for fixed income securities; or other inputs that are observable or can be corroborated by observable market data.

Level 3—	Unobservable inputs including the Company’s own assumptions in determining the fair value of investments.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds when carried at lower of amortized cost or market.

Assets measured at fair value on a recurring basis are summarized below:

		Fair Value Measurements at December 31, 2009
Description	Total	Level 1	Level 2	Level 3
Separate Accounts	$40,270	$—	$40,270	$—

Total	$40,270	$—	$40,270	$—

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

		Fair Value Measurements at December 31, 2008
Description	Total	Level 1	Level 2	Level 3
Separate Accounts	$34,619	$—	$34,619	$—

Total	$34,619	$—	$34,619	$—

Level 2 Measurements

Separate Accounts. These assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

Assets measured at fair value on a nonrecurring basis are summarized below:

		Fair Value Measurements at December 31, 2009
Description	Total	Level 1	Level 2	Level 3
Bonds	$—	$—	$—	$—

Total	$—	$—	$—	$—

		Fair Value Measurements at December 31, 2008
Description	Total	Level 1	Level 2	Level 3
Bonds	$5,755	$—	$5,755	$—

Total	$5,755	$—	$5,755	$—

Level 2 Measurements

Bonds. These assets include below investment grade bonds that have fair values below amortized cost as well as bonds that have been impaired at the reporting date. SVO valuations are used for such bonds when available. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. When no SVO price is available an evaluated price is provided by a pricing vendor based on observable market data. Typical inputs to models used by pricing vendors include but are not limited to benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

4.    Separate Accounts

Information regarding the Separate Accounts of the Company as of December 31, 2009, 2008, and 2007 is as follows:

	2009
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$3,009	$3,009
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	39,544	39,544
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$39,544	$39,544

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment				—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	39,171	39,171
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	39,171	39,171

Not subject to discretionary withdrawal	—	—	—	373	373

Total	$—	$—	$—	$39,544	$39,544

Reconciliation of Net Transfers to or (from) separate accounts:

				2009
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts				$3,065
Transfers from separate accounts				(4,446)

Net transfers to separate accounts				$(1,381)

Transfers as reported in the Statements of Operations				$(1,381)

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

	2008
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$4,480	$4,480
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	33,778	33,778
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$33,778	$33,778

Withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With fair value adjustment				—	—
At book value without fair value adjustment and with current surrender of 5% or more	—	—	—	—	—
At fair value	—	—	—	33,254	33,254
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—	—

Subtotal	—	—	—	33,254	33,254

Not subject to discretionary withdrawal	—	—	—	524	524

Total	$—	$—	$—	$33,778	$33,778

Reconciliation of Net Transfers to or (from) separate accounts:

				2008
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts				$4,532
Transfers from separate accounts				(6,144)

Net transfers to separate accounts				$(1,612)

Transfers as reported in the Statements of Operations				$(1,612)

Reconciliation of Net Transfers to or (from) separate accounts:

				2007
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts				$5,661
Transfers from separate accounts				(6,157)

Net transfers to separate accounts				$(496)

Transfers as reported in the Statements of Operations				$(496)

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

5.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds and Short-Term Investments

Fair values were determined by the SVO of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

Cash and Cash Equivalents

The carrying amount is a reasonable estimate of fair value.

Deferred Annuities

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the affects of any market value adjustments.

Advance Premiums

Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.

Settlement Options Without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

Policy Loans

Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for policy loans.

The estimated fair values and statement values of the Company’s financial instruments at December 31, were as follows:

	2009		2008
	Fair Value	Statement Value	Fair Value	Statement Value
Financial assets:
Bonds	$1,640,511	$1,558,443	$1,408,125	$1,402,956
Cash	(368)	(368)	(662)	(662)
Cash equivalents	27,041	27,041	61,868	61,868
Short-term investments	4,193	4,193	8,273	8,273
Separate accounts	40,270	40,270	34,619	34,619
Financial liabilities:
Deferred annuity reserves	$179,818	$186,784	$164,258	$169,692
Advance premiums	2,188	2,178	1,921	1,923
Settlement options without life contingencies	60,831	60,831	50,476	50,476
Separate accounts	40,270	40,270	34,619	34,619

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

6.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policy are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2009 and 2008, the Company had $3,920,237 and $4,073,982, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $9,454 and $8,723 at December 31, 2009 and 2008, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity Actuarial Reserves and Deposit Type Contract Funds and Other Liabilities Without Life or Disability Contingencies by Withdrawal Characteristics as of December 31, 2009 and 2008 were as follows:

	2009
	Amount	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$73,033	17.4
At book value less surrender charge of 5% or more	9,564	2.3
At fair value	30,234	7.2

Subtotal	112,831	26.9

At book value without adjustment (minimal or no charge or adjustment)	279,923	66.8
Not subject to discretionary withdrawal	26,513	6.3

Total (gross)	$419,267	100.0

Reinsurance ceded	—

Total (net)*	$419,267

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)		$224,813
Supplementary contracts with life contingencies total (net)		2,243
Disability-active lives (net)		16
Disability-disabled lives (net)		32
Deposit-type contracts		161,930

Subtotal		389,034

As reported in the Separate Accounts Annual Statement:
Annuities total (net)		30,233
Supplementary contracts, total		—
Policyholder dividend and coupon accumulations		—
Policyholder premiums		—
Guaranteed interest contracts		—
Other contract deposit funds		—

Subtotal		30,233

Total annuity actuarial reserves and deposit-type contract liabilities		$419,267

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

	2008
	Amount	Percentage of Total
Subject to discretionary withdrawal:
With fair value adjustment	$54,300	14.3
At book value less surrender charge of 5% or more	7,322	1.9
At fair value	26,637	7.0

Subtotal	88,259	23.2

At book value without adjustment (minimal or no charge or adjustment)	266,823	70.2
Not subject to discretionary withdrawal	24,938	6.6

Total (gross)	$380,020	100.0

Reinsurance ceded	—

Total (net)*	$380,020

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)		$202,715
Supplementary contracts with life contingencies total (net)		1,982
Disability-active lives (net)		19
Disability-disabled lives (net)		33
Deposit-type contracts		148,634

Subtotal		353,383

As reported in the Separate Accounts Annual Statement:
Annuities total (net)		26,637
Supplementary contracts, total		—
Policyholder dividend and coupon accumulations		—
Policyholder premiums		—
Guaranteed interest contracts		—
Other contract deposit funds		—

Subtotal		26,637

Total annuity actuarial reserves and deposit-type contract liabilities		$380,020

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

C.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows:

	December 31, 2009		December 31, 2008
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	47	18	45	18
Ordinary renewal	1,943	1,655	2,031	1,730
Annuity new business	—	—	—	—
Annuity renewal	—	—	—	—
Credit life	—	—	—	—
Group life	1	1	3	3
Group annuity	—	—	—	—

Total	$1,991	$1,674	$2,079	$1,751

7.    Federal Income Taxes

The Company determined that the establishment of a statutory valuation allowance was not necessary because all the gross DTAs are expected to be realized. Therefore, the adjusted gross deferred tax assets are equal to gross deferred tax assets. The components of the net deferred tax asset/liability at December 31, 2009 and 2008 were as follows:

	2009	2008
Gross deferred tax assets (admitted and nonadmitted)—ordinary	$57,802	$56,730
Gross deferred tax assets (admitted and nonadmitted)—capital	824	335

Total gross deferred tax assets (admitted and nonadmitted)	58,626	57,065

Gross deferred tax liabilities—ordinary	(1,204)	(669)
Gross deferred tax liabilities—capital	—	(1)

Total gross deferred tax liabilities	(1,204)	(670)

Net deferred tax assets	57,422	56,395
Deferred tax assets nonadmitted	44,788	43,893

Admitted deferred tax assets	$12,634	$12,502

Increase (decrease) in deferred tax assets nonadmitted	$895	$9,675

There were no unrecognized deferred tax liabilities.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

Gross and admitted DTAs and DTLs as of December 31, 2009 and 2008 were as follows:

	Ordinary	Capital	Total
Gross DTAs	$57,802	$824	$58,626

Federal income taxes paid in prior years recoverable through loss carrybacks of reversals	$12,634	$—	$12,634
Lesser of:
Amount of gross DTAs expected to be realized within one year; or	—	—	—
Ten percent of statutory capital and surplus, per most recent financial statement	26,556	379
Amount of gross DTAs that can be offset against gross DTLs	1,204	—	1,204

Total admitted gross DTAs			$13,838

Nonadmitted gross DTAs			$44,788

Gross DTLs			$(1,204)

Net admitted DTA/DTL			$12,634

Amounts used in risk-based capital calculation:

Admitted DTAs	$12,634
Admitted assets	$1,792,629
Statutory surplus	$288,151
Total adjusted capital	$304,204

The components of incurred income tax expense were as follows:

	2009	2008	2007
Current income taxes incurred consist of the following major components:
Current income tax expense	$13,684	$13,871	$13,235
Adjustments to prior year taxes	(56)	473	(132)

Combined income taxes incurred	13,628	14,344	13,103
Tax (benefit) on capital gains (losses)	—	(189)	97

Current income taxes incurred	$13,628	$14,155	$13,200

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The main components of the deferred tax amounts were as follows:

	2009	2008	Change
DTAs Resulting from Book/Tax Differences in:
Insurance liabilities	$27,063	$27,449	$(386)
Deferred acquisition costs	15,958	15,057	901
Apportioned dividends	6,945	6,638	307
Invested assets	824	667	157
Agent benefits	2,317	2,146	171
Employee benefits	5,227	4,928	299
Other	292	180	112

Gross DTAs	$58,626	$57,065	$1,561

DTAs nonadmitted	$44,788	$43,893	$895
DTLs Resulting from Book/Tax Differences in:
Deferred premiums	$(531)	$(567)	$36
Invested assets	(512)	(1)	(511)
Other	(161)	(102)	(59)

Gross DTLs	$(1,204)	$(670)	$(534)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the financial statements):

	2009	2008	Change
Total deferred tax assets	$58,626	$57,065	$1,561
Total deferred tax liabilities	1,204	670	(534)

Net deferred tax asset (liability)	$57,422	$56,395	1,027

Tax effect of unrealized gains (losses)			1

Change in net deferred income tax			$1,026

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

The provision for federal and foreign income tax incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference were as follows:

	2009
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$39,063
Capital gain (loss) before tax	236

Income before taxes	$39,299	$13,755	35.00%
Dividends received deduction—Separate Accounts	(156)	(56)	-0.14%
IMR amortization	(604)	(211)	-0.54%
Foreign taxes	(137)	(48)	-0.12%
Change in nonadmitted assets	(52)	(18)	-0.05%
Prior year underaccrual (overaccrual)	(2,289)	(801)	-2.04%
Other adjustments	(54)	(19)	-0.04%

Total	$36,007	$12,602	32.07%

Federal income tax incurred		13,628	34.68%
Capital gain (loss) taxes incurred		—	0.00%
Change in net deferred income tax		(1,026)	-2.61%

Total statutory income taxes		$12,602	32.07%

	2008
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$15,877
Capital gain (loss) before tax	(5,089)

Income before taxes	$10,788	$3,776	35.00%
Dividends received deduction—Separate Accounts	(210)	(73)	-0.68%
IMR amortization	(629)	(220)	-2.04%
Foreign taxes	(79)	(28)	-0.26%
Change in nonadmitted assets	(30)	(11)	-0.10%
Prior year underaccrual (overaccrual)	(127)	(44)	-0.41%
Other adjustments	(1,056)	(370)	-3.42%

Total	$8,657	$3,030	28.09%

Federal income tax incurred		14,344	132.96%
Capital gain (loss) taxes incurred		(189)	-1.75%
Change in net deferred income tax		(11,125)	-103.12%

Total statutory income taxes		$3,030	28.09%

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

	2007
	Amount	Tax Effect at 35%	Effective Tax Rate
Net gain from operations after dividends and before federal income taxes	$24,421
Capital gain (loss) before tax	(421)

Income before taxes	$24,000	$8,400	35.00%
Dividends received deduction—Separate Accounts	(166)	(58)	-0.24%
IMR amortization	(630)	(221)	-0.93%
Foreign taxes	(67)	(23)	-0.10%
Change in nonadmitted assets	62	22	0.09%
Prior year underaccrual (overaccrual)	(409)	(143)	-0.60%
Other adjustments	(28)	(10)	-0.04%

Total	$22,762	$7,966	33.18%

Federal income tax incurred		13,103	54.59%
Capital gain (loss) taxes incurred		97	0.40%
Change in net deferred income tax		(5,234)	-21.81%

Total statutory income taxes		$7,966	33.18%

As of December 31, 2009, 2008, and 2007, the Company had no operating loss carryforwards.

The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses. Prior year amounts have been updated to reflect information filed with the Internal Revenue Service:

2009	$13,684
2008	$14,685
2007	$13,187

The Company has not taken any material uncertain tax position which would require disclosure under the guidance provided for Accounting for Uncertainty in Income Taxes.

SFMAIC and its affiliated companies file a consolidated federal income tax return. A petition has been filed in the U.S. Tax Court relating to the 1996, 1997, 1998 and 1999 returns, and an administrative appeal for tax years 2000 through 2004 is currently pending. A protest requesting an appeals conference has been filed in response to the Internal Revenue Service examination report for the 2005 and 2006 returns. Returns for 2007 and 2008 are currently under examination. The eventual resolution of the issues is not expected to have a material adverse effect on surplus of the Company.

The Company and its affiliates file various state income tax returns and those state returns remain subject to examination from 1996 to present in conjunction with the results of federal examinations, litigation, and appeals for those years.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

8.    Benefit Plans

A.    Other Postretirement Benefits

The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans. These postretirement benefits are valued using the Projected Unit Credit actuarial cost method. Under this method, the accumulated postretirement benefit obligation is equal to the portion of the present value of expected benefits obligation which is accrued as of the valuation date, based on benefit attribution over the period from the plan entry to the date of full eligibility for retirement. The service cost is equal to the difference in the accumulated postretirement benefit obligation at the end of the plan year and the accumulated postretirement benefit obligation at the beginning of the plan year. For purposes of calculating the net periodic benefit costs, the accumulated benefit obligation includes only the liabilities for inactive and fully-eligible active participants; the service cost includes the accumulated liabilities for participants becoming vested during the reporting year.

As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company’s share of the remaining transition obligation for these potential benefits was $348 and $464 at December 31, 2009 and 2008, respectively.

The effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 on the U.S. Employee and Agent Plans are included in the post-career net periodic benefit cost and unfunded post-career benefit obligation.

The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2009, 2008, and 2007 was $1,047, $1,087, and $1,390, respectively.

At December 31, 2009 and 2008, the Company’s share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $11,629 and $10,873, respectively.

B.    Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in the agents’ contracts. These benefits are valued using the Projected Unit Credit actuarial cost method. The service cost is equal to the difference in the projected benefit obligation at the end of the plan year and the projected benefit obligation at the beginning of the plan year. For purposes of calculating the net periodic benefit costs, the benefit obligation includes only the projected accumulated liabilities for inactive and fully vested active participants; the service cost also includes the accumulated liabilities for participants becoming vested during the reporting year. The actuarial valuations include a long-term premium growth assumption in the expense and liability valuation. Long-term premium growth rates were based on historical trends in the agents’ compensation levels. Benefits are paid from the Company’s general assets.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

A summary of obligations and assumptions related to agent termination benefits were as follows at December 31, 2009 and December 31, 2008, respectively:

	Agent Termination Benefits
	2009	2008
Change in benefit obligation:
Benefit obligation at beginning of year	$7,092	$5,280
Service cost	368	241
Interest cost	420	407
Actuarial (gain) loss	(56)	1,439
Benefits paid	(277)	(275)

Benefit obligation at end of year	$7,547	$7,092

Change in plan assets:
Fair value of plan assets at beginning of year	$—	$—
Company contributions	277	275
Benefits paid	(277)	(275)

Fair value of plan assets at end of year	$—	$—

Funded status:	$(7,547)	$(7,092)
Unrecognized net loss	1,310	1,399

Accrued liability	$(6,237)	$(5,693)
Accumulated benefit obligations for vested agents	$6,065	$5,697
Additional Minimum Liability Adjustment	$(4)	$4
Benefit obligation for non-vested agents:
Projected benefit obligation	$6,354	$5,805
Accumulated benefit obligation	$1,698	$1,571
Components of net periodic benefit cost:
Service cost	$368	$241
Interest cost	420	407
Amount of recognized losses	32	40

Total net periodic benefit cost	$820	$688

Weighted-average assumptions used to determine net periodic cost as of December 31:
Discount rate	6.18%	6.27%
Rate of compensation increase	2% - 21%*	2% - 21%*
Expected long-term rate of return on plan assets	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	5.84%	6.18%
Rate of compensation increase	2% - 21%*	2% - 21%*

*	Compensation is based on a service-based scale using ten years of historical renewal commissions data.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2010	$330
2011	$355
2012	$376
2013	$405
2014	$426
2015 - 2019	$2,572

9.    Other Related Party Transactions

The Company has no direct employees. The Company is a party to various servicing and cost allocation agreements with its affiliates, which involve the sharing of certain services, facilities, personnel and marketing costs, among others. As a result of these agreements, the Company reported no receivables due from affiliates, and $2,511 and $2,383 as a payable due to affiliates at December 31, 2009 and December 31, 2008, respectively. The terms of settlement require that these amounts be settled within sixty (60) days. Shared expenses are allocated among State Farm affiliates based on surveys and usage studies. Total expenses allocated to the Company from the affiliates were $29,385 and $27,399 during 2009 and 2008, respectively.

The Company reported no dividends to SFMAIC in 2009, 2008, and 2007.

As of December 31, 2009 and 2008, the Company’s federal income tax payable to affiliates was $10,233 and $6,280, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.

The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage cash equivalents. At December 31, 2009 and 2008, the Company was an active participant in the pool.

The Company is a party to a common clearing account agreement with its affiliates whereby any party may deposit premium payments and other cash receipts, disburse funds and accept electronic payments through a comprehensive cash balance system.

The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

Rental expense for real estate for 2009, 2008, and 2007 was $1,155, $1,148, and $1,360, respectively. Rental expense for leased computer and other equipment for 2009, 2008, and 2007 was $175, $202, and $223, respectively.

State Farm Life and Accident Assurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis, Continued (amounts in thousands)

10.    Contingencies

A.	The Company is subject to liabilities of a contingent nature which may from time to time arise. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

B.	The Company is aware that there is reasonable possibility that an impairment exists due to an expected shortfall in assets available to pay future liabilities of Executive Life Insurance Company of New York which could generate guaranty association assessments at some future date. At this time, the Company is unable to estimate the possible amounts, if any, of such assessments. Accordingly, the Company is unable to determine the impact, if any, such assessments may have on the Company’s financial position or results of operations.

State Farm Life and Accident Assurance Company Variable Annuity Separate Account

Report on Audits of Financial Statements

As of December 31, 2009 and for the two years ended December 31, 2009

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life and Accident

Assurance Company and Contract Owners of the State Farm Life and

Accident Assurance Company Variable Annuity Separate Account:

In our opinion, the accompanying statements of assets and contract owners’ equity and the related statements of operations and changes in contract owners’ equity and the financial highlights present fairly, in all material respects, the financial position of subaccounts of the State Farm Life and Accident Assurance Company Variable Annuity Separate Account (which includes the Large Cap Equity Index Subaccount, Small Cap Equity Index Subaccount, Bond Subaccount, Money Market Subaccount, International Equity Index Subaccount, Stock and Bond Balanced Subaccount, Large Cap Equity Subaccount, Small/Mid Cap Equity Subaccount, and the International Equity Subaccount thereof) at December 31, 2009, the results of each of their operations for the year then ended, and the changes in each of their contract owners’ equity for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the State Farm Life and Accident Assurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of number of shares owned at December 31, 2009 by correspondence with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 25, 2010

F-1

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Statement of Assets and Contract Owners’ Equity

December 31, 2009

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Assets:
Investments, at market value (1)(2)
Large Cap Equity Index Fund	$11,116,637	$—	$—	$—	$—	$—	$—	$—	$—
Small Cap Equity Index Fund	—	5,124,318	—	—	—	—	—	—	—
Bond Fund	—	—	4,672,726	—	—	—	—	—	—
Money Market Fund	—	—	—	1,464,417	—	—	—	—	—
International Equity Index Fund	—	—	—	—	5,349,898	—	—	—	—
Stock and Bond Balanced Fund	—	—	—	—	—	2,108,851	—	—	—
Large Cap Equity Fund	—	—	—	—	—	—	246,496	—	—
Small/Mid Cap Equity Fund	—	—	—	—	—	—	—	187,558	—
International Equity Fund	—	—	—	—	—	—	—	—	163,069

Total Assets	11,116,637	5,124,318	4,672,726	1,464,417	5,349,898	2,108,851	246,496	187,558	163,069

Liabilities:
Total Liabilities	—	—	—	—	—	—	—	—	—

Net Assets	$11,116,637	$5,124,318	$4,672,726	$1,464,417	$5,349,898	$2,108,851	$246,496	$187,558	$163,069

Net Assets:
Contract Owners’ Equity (3)	$11,116,637	$5,124,318	$4,672,726	$1,464,417	$5,349,898	$2,108,851	$246,496	$187,558	$163,069

Net Assets	$11,116,637	$5,124,318	$4,672,726	$1,464,417	$5,349,898	$2,108,851	$246,496	$187,558	$163,069

(1) Investments, at cost	$11,009,745	$5,362,169	$4,379,070	$1,464,452	$4,772,097	$2,012,785	$334,409	$225,066	$202,210
(2) Shares Owned	992,281	593,381	447,797	1,464,452	458,372	185,135	36,575	24,056	18,491
(3) Accumulation Unit Value	$11.50	$13.78	$16.29	$12.49	$13.26	$13.48	$7.62	$8.66	$10.53
(3) Units Outstanding	966,480	371,977	286,741	117,213	403,368	156,442	32,336	21,666	15,491

The accompanying notes are an integral part of the financial statements.

F-2

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Statement of Operations

For the Year Ended December 31, 2009

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Investment income:
Dividend income	$189,993	$37,312	$203,832	$526	$131,395	$73,309	$2,567	$166	$3,207
Expenses:
Mortality and expense risk charges	110,268	50,038	53,153	18,239	53,020	22,024	2,742	1,776	1,576

Net investment income (loss)	79,725	(12,726)	150,679	(17,713)	78,375	51,285	(175)	(1,610)	1,631

Realized gain (loss)	(386,856)	(260,625)	(6,948)	—	(155,749)	(38,648)	(50,215)	(11,445)	(12,762)
Realized gain distributions	—	3,308	—	—	2,051	587	—	—	—
Change in unrealized appreciation (depreciation), net	2,516,685	1,287,199	340,295	3	1,192,081	332,283	96,208	54,249	54,249

Net realized and unrealized gain (loss) on investments	2,129,829	1,029,882	333,347	3	1,038,383	294,222	45,993	42,804	41,487

Net increase (decrease) in contract owners’ equity from operations	$2,209,554	$1,017,156	$484,026	$(17,710)	$1,116,758	$345,507	$45,818	$41,194	$43,118

The accompanying notes are an integral part of the financial statements.

F-3

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity For the Year Ended December 31, 2009

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income	$79,725	$(12,726)	$150,679	$(17,713)	$78,375	$51,285	$(175)	$(1,610)	$1,631

Realized gain (loss)	(386,856)	(257,317)	(6,948)	—	(153,698)	(38,061)	(50,215)	(11,445)	(12,762)
Change in unrealized appreciation (depreciation), net	2,516,685	1,287,199	340,295	3	1,192,081	332,283	96,208	54,249	54,249

Net realized and unrealized gain (loss) on investments	2,129,829	1,029,882	333,347	3	1,038,383	294,222	45,993	42,804	41,487

Net increase (decrease) in contract owners’ equity from operations	2,209,554	1,017,156	484,026	(17,710)	1,116,758	345,507	45,818	41,194	43,118

Contract owners’ equity transactions:
Proceeds from units purchased	475,183	198,975	147,932	63,433	226,031	47,627	16,061	10,549	5,933
Transfers between subaccounts including fixed account, net	(24,107)	(49,929)	(179,724)	(143,663)	(61,567)	(39,669)	(31,457)	8,589	2,315
Payments for surrenders and other redemptions	(843,163)	(344,372)	(470,770)	(160,449)	(402,110)	(167,137)	(22,384)	(13,313)	(11,397)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	(392,087)	(195,326)	(502,562)	(240,679)	(237,646)	(159,179)	(37,780)	5,825	(3,149)

Total increase (decrease) in contract owners’ equity	1,817,467	821,830	(18,536)	(258,389)	879,112	186,328	8,038	47,019	39,969
Contract owners’ equity:
Beginning of year	9,299,170	4,302,488	4,691,262	1,722,806	4,470,786	1,922,523	238,458	140,539	123,100

End of year	$11,116,637	$5,124,318	$4,672,726	$1,464,417	$5,349,898	$2,108,851	$246,496	$187,558	$163,069

The accompanying notes are an integral part of the financial statements.

F-4

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity, Continued For the Year Ended December 31, 2008

	Large Cap Equity Index Subaccount	Small Cap Equity Index Subaccount	Bond Subaccount	Money Market Subaccount	International Equity Index Subaccount	Stock and Bond Balanced Subaccount	Large Cap Equity Subaccount	Small/Mid Cap Equity Subaccount	International Equity Subaccount
Operations:
Net investment income	$132,125	$325,598	$188,757	$16,795	$167,855	$62,357	$3,981	$1,060	$2,298

Realized gain (loss) on investments	(301,794)	(198,174)	(61,741)	—	(119,328)	(29,016)	(35,209)	(21,543)	(24,030)
Change in unrealized appreciation (depreciation), net	(5,777,586)	(2,521,128)	(163,555)	3	(3,492,263)	(683,951)	(141,878)	(95,698)	(90,316)

Net realized and unrealized gain (loss) on investments	(6,079,380)	(2,719,302)	(225,296)	3	(3,611,591)	(712,967)	(177,087)	(117,241)	(114,346)

Net increase (decrease) in contract owners’ equity from operations	(5,947,255)	(2,393,704)	(36,539)	16,798	(3,443,736)	(650,610)	(173,106)	(116,181)	(112,048)

Contract owners’ equity transactions:
Proceeds from units purchased	848,901	334,707	342,288	109,485	391,098	77,444	118,595	42,581	40,420
Transfers between subaccounts including fixed account, net	(281,388)	(180,895)	(173,706)	351,094	(132,523)	(115,926)	(11,515)	(13,426)	(19,777)
Payments for surrenders and other redemptions	(1,464,790)	(572,283)	(987,530)	(595,991)	(598,052)	(222,565)	(29,811)	(15,833)	(17,622)

Net increase (decrease) in contract owners’ equity derived from contract owners’ equity transactions	(897,277)	(418,471)	(818,948)	(135,412)	(339,477)	(261,047)	77,269	13,322	3,021

Total increase (decrease) in contract owners’ equity	(6,844,532)	(2,812,175)	(855,487)	(118,614)	(3,783,213)	(911,657)	(95,837)	(102,859)	(109,027)
Contract owners’ equity:
Beginning of year	16,143,702	7,114,663	5,546,749	1,841,420	8,253,999	2,834,180	334,295	243,398	232,127

End of year	$9,299,170	$4,302,488	$4,691,262	$1,722,806	$4,470,786	$1,922,523	$238,458	$140,539	$123,100

The accompanying notes are an integral part of the financial statements.

F-5

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life and Accident Assurance Company Variable Annuity Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life and Accident Assurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sells a variable annuity insurance product, which has unique combinations of features and fees that are charged against the contract owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable annuity product during September, 2008; however, the Company will continue to administer the existing book of variable annuity contracts.

2.    Significant Accounting Policies

Valuation of Investments

The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the “Trust”) at the fund’s net asset value, which are based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the contract owners.

Fair Value

Fair value is defined as the price that would be received upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The Separate Account’s financial assets carried at fair value have been classified, for disclosure purposes, based on a hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The three levels of the fair value hierarchy are summarized below:

Level 1—	Observable inputs that reflect unadjusted quoted prices for identical securities in active markets.

Level 2—	Observable inputs other than quoted prices included in level 1 such as quoted prices for similar securities; interest rates, prepayment schedules, and credit risk for fixed income securities; or other inputs that are observable or can be corroborated by observable market data.

Level 3—	Unobservable inputs including the Separate Account’s own assumptions in determining the fair value of investments.

Assets measured at fair value on a recurring basis are summarized below:

		Fair Value Measurements at December 31, 2009
Description	Total	Level 1	Level 2	Level 3
Funds of the trust	$30,433,970	$—	$30,433,970	$—

Total	$30,433,970	$—	$30,433,970	$—

F-6

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

Level 2 Measurements

Separate Account assets include private, affiliated mutual funds valued at net asset value daily using observable inputs. Valuation inputs of underlying assets include, but are not limited to, quoted exchange prices, quotations by independent pricing services, bid price quotations from brokers, multiple of earnings, multiple of book values, similar freely traded securities, and yield to maturity.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the Exchange by dividing the contract owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of contract owners’ accumulation units outstanding in the respective fund.

The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Each Fund values its assets at their current market value when market quotations are readily available. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities also may be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the policies and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Transfers between subaccounts including the fixed account

Transfers between subaccounts including the fixed account (net) include transfers of all or part of the contract owners’ interest to or from another eligible subaccount from or to the fixed account option of the general account of the Company.

F-7

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. As a result, actual results could differ from the estimates reported in the accompanying financial statements.

Events Subsequent

Management has evaluated subsequent events for recognition or disclosure through February 25, 2010, the date these financial statements were available for issuance. There were no subsequent events.

3.    Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 1.15% of the daily net asset value of the contract owners’ portion of assets in the Separate Account. The charge may be adjusted after contract issue, but it is guaranteed not to exceed 1.25% of net assets. The death benefit guarantee risk charge covers the risk that the death benefit as defined will be greater than the accumulation value. This could result from a decline in the value of the subaccounts due to market performance. Although periodic retirement payments to contract owners vary according to the investment performance of the fund, such payments are not affected by the mortality or expense experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. There were no net assets allocated to annuitized contracts as of December 31, 2009. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets. The disbursements for mortality and expense risk charges amounted to $312,836 and $410,307 during 2009 and 2008, respectively.

During the year ended December 31, 2009, investment advisory and management service fees were paid indirectly to State Farm Investment Management Corp. (SFIMC). Each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.26% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

A $30 administrative fee is deducted from the contract accumulation value upon each contract anniversary, full surrender of the contract if not surrendered on the anniversary, or the annuity date, as defined, if that date is not on the contract anniversary. The administrative fee reimburses the Company for administrative expenses relating to

F-8

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

the issuance and maintenance of the contract. Total administrative fees earned by the Company were $85,707 and $94,964 during 2009 and 2008, respectively. These deductions are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Contract Owners’ Equity.

A surrender charge may be deducted in the event of a withdrawal or surrender to reimburse the Company for expenses incurred in connection with issuing a contract. The full surrender charge will be reduced during the first seven contract years until it reaches zero in the eighth contract year. Total surrender charges were $21,905 and $55,609 during 2009 and 2008, respectively. These charges are included in the line item labeled “Payments for surrenders and other redemptions” in the Statements of Changes in Contract Owners’ Equity.

The Company reserves the right to deduct a $25 transfer processing fee for each subaccount transfer in excess of 12 during a policy year.

4.    Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2009 and 2008 are as follows:

	December 31, 2009			December 31, 2008
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Large Cap Equity Index	80,158	122,020	(41,862)	114,340	193,454	(79,114)
Small Cap Equity Index	27,387	45,414	(18,028)	40,310	70,708	(30,398)
Bond	24,838	57,923	(33,084)	59,198	116,492	(57,294)
Money Market	18,816	37,965	(19,149)	108,812	119,552	(10,740)
International Equity Index	34,082	57,452	(23,370)	56,283	80,201	(23,918)
Stock and Bond Balanced	6,569	20,747	(14,177)	13,507	34,072	(20,565)
Large Cap Equity	3,058	8,385	(5,327)	14,787	7,874	6,913
Small/Mid Cap Equity	2,902	2,115	787	7,158	5,801	1,357
International Equity	1,427	1,820	(393)	4,893	4,685	208

5.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009, by each subaccount are shown below:

	December 31, 2009
	Purchases	Sales
Large Cap Equity Index	$542,565	$854,928
Small Cap Equity Index	178,376	383,119
Bond	395,172	747,054
Money Market	177,112	435,504
International Equity Index	300,410	457,630
Stock and Bond Balanced	114,718	222,025
Large Cap Equity	19,457	57,411
Small/Mid Cap Equity	18,520	14,305
International Equity	14,296	15,815

Total	$1,760,626	$3,187,791

F-9

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

6.    Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2009 are shown below.

	At December 31, 2009				For the Year Ended December 31, 2009
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	966,480	$11,116,637	$9.23	$11.50	0.78%	1.15%	24.59%
Small Cap Equity Index	371,977	$5,124,318	$11.03	$13.78	(0.27)%	1.15%	24.93%
Bond	286,741	$4,672,726	$14.68	$16.29	3.22%	1.15%	10.97%
Money Market	117,213	$1,464,417	$12.63	$12.49	(1.11)%	1.15%	(1.11)%
International Equity Index	403,368	$5,349,898	$10.48	$13.26	1.60%	1.15%	26.53%
Stock and Bond Balanced	156,442	$2,108,851	$11.26	$13.48	2.54%	1.15%	19.72%
Large Cap Equity	32,336	$246,496	$6.33	$7.62	(0.07)%	1.15%	20.38%
Small/Mid Cap Equity*****	21,666	$187,558	$6.73	$8.66	(0.98)%	1.15%	28.68%
International Equity	15,491	$163,069	$7.75	$10.53	1.14%	1.15%	35.87%

	At December 31, 2008				For the Year Ended December 31, 2008
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	1,008,342	$9,299,170	$14.85	$9.23	1.04%	1.15%	(37.85)%
Small Cap Equity Index	390,004	$4,302,488	$16.92	$11.03	5.70%	1.15%	(34.81)%
Bond	319,825	$4,691,262	$14.71	$14.68	3.69%	1.15%	(0.20)%
Money Market	136,362	$1,722,806	$12.52	$12.63	0.94%	1.15%	0.88%
International Equity Index	426,738	$4,470,786	$18.32	$10.48	2.64%	1.15%	(42.79)%
Stock and Bond Balanced	170,620	$1,922,523	$14.82	$11.26	2.62%	1.15%	(24.02)%
Large Cap Equity	37,663	$238,458	$10.87	$6.33	1.39%	1.15%	(41.77)%
Small/Mid Cap Equity*****	20,879	$140,539	$12.46	$6.73	0.55%	1.15%	(45.99)%
International Equity	15,884	$123,100	$14.80	$7.75	1.29%	1.15%	(47.64)%

	At December 31, 2007				For the Year Ended December 31, 2007
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	1,087,456	$16,143,702	$14.27	$14.85	0.73%	1.15%	4.06%
Small Cap Equity Index	420,402	$7,114,663	$17.50	$16.92	7.11%	1.15%	(3.31)%
Bond	377,119	$5,546,749	$13.98	$14.71	3.46%	1.15%	5.22%
Money Market	147,102	$1,841,420	$12.09	$12.52	3.53%	1.15%	3.56%
International Equity Index	450,656	$8,253,999	$16.84	$18.32	3.85%	1.15%	8.79%
Stock and Bond Balanced	191,185	$2,834,180	$14.18	$14.82	1.61%	1.15%	4.51%
Large Cap Equity	30,751	$334,295	$11.77	$10.87	9.19%	1.15%	(7.65)%
Small/Mid Cap Equity*****	19,521	$243,398	$10.89	$12.46	12.42%	1.15%	14.42%
International Equity	15,677	$232,127	$13.48	$14.80	13.06%	1.15%	9.79%

F-10

State Farm Life and Accident Assurance Company

Variable Annuity Separate Account

Notes to Financial Statements, Continued

	At December 31, 2006				For the Year Ended December 31, 2006
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	1,130,503	$16,138,068	$12.50	$14.27	0.46%	1.15%	14.16%
Small Cap Equity Index	438,242	$7,671,402	$15.04	$17.50	7.40%	1.15%	16.36%
Bond	385,691	$5,393,568	$13.56	$13.98	3.28%	1.15%	3.10%
Money Market	153,093	$1,850,308	$11.69	$12.09	3.49%	1.15%	3.42%
International Equity Index	468,026	$7,882,316	$13.58	$16.84	3.21%	1.15%	24.01%
Stock and Bond Balanced	201,891	$2,863,708	$12.92	$14.18	1.32%	1.15%	9.75%
Large Cap Equity	15,957	$187,889	$10.27	$11.77	6.75%	1.15%	14.61%
Small/Mid Cap Equity*****	9,520	$103,683	$9.61	$10.89	2.53%	1.15%	13.32%
International Equity	8,832	$119,073	$11.42	$13.48	10.85%	1.15%	18.04%

	At December 31, 2005				For the Year Ended December 31, 2005
Subaccount	Units	Net Assets	Unit Fair Value		Net Investment Income Ratio*	Expense Ratio**	Total Return***
			Beginning	Ending
Large Cap Equity Index	1,127,531	$14,108,480	$12.09	$12.50	0.42%	1.15%	3.39%
Small Cap Equity Index	455,821	$6,854,507	$14.59	$15.04	6.06%	1.15%	3.08%
Bond	368,843	$4,999,575	$13.57	$13.56	3.10%	1.15%	(0.07)%
Money Market	135,379	$1,582,297	$11.51	$11.69	1.46%	1.15%	1.56%
International Equity Index	472,404	$6,416,080	$12.11	$13.58	1.68%	1.15%	12.14%
Stock and Bond Balanced	200,596	$2,592,130	$12.66	$12.92	1.22%	1.15%	2.05%
Large Cap Equity****	2,978	$30,611	$10.00	$10.27	1.42%	1.15%	2.70%
Small/Mid Cap Equity*****	2,917	$28,047	$10.00	$9.61	0.75%	1.15%	(3.90)%
International Equity****	1,306	$14,919	$10.00	$11.42	1.42%	1.15%	14.20%

*	This ratio represents net investment income, as presented in the Statement of Operations, divided by the average net assets. Dividend income, as presented in the Statement of Operations, excludes capital gain distributions recorded by the subaccount from the underlying mutual fund. Prior to 2009, net investment income included capital gain distributions.
**	This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. Refer to Note 3.
***	The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.
****	Subaccount effective August 1, 2005
*****	Small Cap Equity fund was effective August 1, 2005 and was renamed to Small/Mid Cap Equity fund effective December 1, 2006.

F-11

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

All required financial statements are included in Part B.

(b)	Exhibits

	(1)	Resolutions of the Board of Directors of State Farm Life and Accident Assurance Company (“State Farm”) establishing the State Farm Life and Accident Assurance Company Variable Annuity Separate Account.[1]

	(2)	Not Applicable.

	(3)	(a)	Distribution Agreement.[5]

		(b)	Registered Representative Agreement.[2]

	(4)	(a)	Form of Policy.[1]

		(b)	Riders to Form of Policy.[1]

		(c)	Endorsement to Form of Policy.[3]

	(5)	Application.[4]

	(6)	(a)	Articles of Incorporation of State Farm.[1]

		(b)	By-Laws of State Farm.[6]

	(7)	Not Applicable.

	(8)	(a)	Participation Agreement.[4]

		(b)	Rule 22c-2 Agreement.[6]

	(9)	Opinion and Consent of Counsel.[1]

	(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.

		(b)	Consent of PricewaterhouseCoopers LLP.

	(11)	Not Applicable.

	(12)	Not Applicable.

	(13)	Powers of Attorney.[6]

1.	Incorporated by reference to the Registrant’s initial registration statement filed with the Securities and Exchange Commission on June 24, 1998 (File No. 333-57579).
2.	Incorporated by reference to Exhibit 3(b) of the Registrant’s Post Effective Amendment No. 3 filed on April 28, 2000.
3.	Incorporated by reference to Exhibit 4(c) to the Registrant’s Post-Effective Amendment No. 4 filed on June 30, 2000.
4.	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on July 22, 2005.
5.	Incorporated by reference to Exhibit 3(a) to the Registrant’s Post-Effective Amendment No. 14 filed with Securities and Exchange Commission on April 25, 2007.
6.	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 15 filed with the Securities and Exchange Commission on April 25, 2008.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS*	Position with State Farm
Edward B. Rust, Jr.	Director; President
Susan D. Waring	Director; Executive Vice President and Chief Administrative Officer
James E. Rutrough	Director
Barbara Cowden	Director
William K. King, Jr.	Director
Michael C. Davidson	Director; Executive Vice President; Chief Agency and Marketing Officer
Michael L. Tipsord	Executive Vice President
Kim M. Brunner	Executive Vice President; Chief Legal Officer and Secretary
Jeffrey W. Jackson	Senior Vice President and General Counsel
Paul J. Smith	Senior Vice President and Treasurer
Dale R. Egeberg	Vice President and Controller
Joseph R. Monk	Operations Vice President - Life/Health
Nancy A. Behrens	Vice President Operations - Life/Health
Richard K. Paul	Vice President Operations - Life/Health
Mary Schmidt	Vice President - Human Resources
Paul Eckley	Senior Vice President - Investments
John Concklin	Vice President - Common Stock
David C. Graves	Vice President - Mortgages and Real Estate
Donald E. Heltner	Vice President - Fixed Income

*	The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

State Farm Mutual Automobile Insurance Company

State Farm County Mutual Insurance Company of Texas (Common Management)

State Farm Florida Insurance Company (100% Ownership)

State Farm Bank, FSB (100% Ownership)

Plaza One Realty Company (previously State Farm Funding Corp.) (100% Ownership)

State Farm General Insurance Company (100% Ownership)

State Farm Fire and Casualty Company (100% Ownership)

State Farm Life Insurance Company (100% Ownership)

State Farm Annuity and Life Insurance Company (100% Ownership)

State Farm International Life Insurance Company, Ltd. (100% Ownership)

State Farm Life and Accident Assurance Company (100% Ownership)

State Farm Indemnity Company (100% Ownership)

State Farm Guaranty Insurance Company

State Farm Realty Investment Company (100% Ownership)

State Farm Investment Management Corp. (100% Ownership)

State Farm VP Management Corp. (100% Ownership)

State Farm International Services, Inc. (100% Ownership)

Top Layer Reinsurance, Ltd. (50% Ownership)

State Farm Lloyds, Inc. (100% Ownership)

State Farm Lloyds (An Association of Underwriters)

Insurance Placement Services, Inc. (100% Ownership)

State Farm Finance Corporation of Canada (100% Ownership)

State Farm Investor Services (Canada) Holding Company (100% Ownership)

State Farm Investor Services (Canada) Co. (100% Ownership)

SF Insurance Placement Corporation of Canada (100% Ownership)

Oglesby Reinsurance Ltd (100% Ownership)

ITEM 27. NUMBER OF POLICY OWNERS

As of April 1, 2010, there were 3,020 policy owners.

ITEM 28. INDEMNIFICATION

Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

The Articles of Incorporation, as amended, and the Bylaws of State Farm Life and Accident Assurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

ITEM 29. PRINCIPAL UNDERWRITER

(a) State Farm VP Management Corp. is the registrant’s principal underwriter.

(b) Officers and Directors of State Farm VP Management Corp.

Name and Principal Business Address*	Positions and Offices With the Underwriter
Edward B. Rust, Jr.	Director; President
Michael L. Tipsord	Director; Senior Vice President and Treasurer
James E. Rutrough	Director; Senior Vice President
Michael C. Davidson	Director; Senior Vice President
Susan D. Waring	Director; Senior Vice President
Paul J. Smith	Senior Vice President
Michael Matlock	Vice President; Chief Compliance Officer
Kurt Oleson	Vice President - Financial and Secretary
Colleen Van Dyke	Vice President

*	The principal business address of all of the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

(c) Compensation from the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by State Farm at Three State Farm Plaza South, Bloomington, Illinois 61710-0001.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B of this registration statement.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a)	The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Policies offered herein are being accepted.

(b)	The registrant undertakes that it will include either (1) as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to State Farm for a Statement of Additional Information.

(c)	The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to State Farm at the address or phone number listed in the prospectus.

(d)	State Farm represents that in connection with its offering of the Policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)	State Farm represents that the fees and charges under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, State Farm Life and Accident Assurance Company Variable Annuity Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf, in the City of Bloomington and the State of Illinois, on this 30th day of April, 2010.

State Farm Life and Accident Assurance Company
Variable Annuity Separate Account
(Registrant)

(SEAL)

By: State Farm Life and Accident Assurance Company
(Depositor)

Attest:	/s/ Jonathan F. Allen	By: *
	Jonathan F. Allen	Edward B. Rust, Jr.
President
State Farm Life and Accident Assurance Company

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 30, 2010.

Signature	Title
* Edward B. Rust, Jr.	President and Director (Principal Executive Officer)

* Dale R. Egeberg	Vice President and Controller (Principal Accounting Officer)

* Nancy A. Behrens	Vice President Operations-Life/Health (Principal Financial Officer)

* Barbara Cowden	Director

* William K. King, Jr.	Director

* Michael C. Davidson	Director, Executive Vice President and Chief Agency and Marketing Officer

* James E. Rutrough	Director

* Susan D. Waring	Director, Executive Vice President and Chief Administrative Officer

* By	/s/ Stephen L. Horton	April 30, 2010 Date
Stephen L. Horton
Attorney-In-Fact

*	Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit (10)(a)	Consent of Sutherland, Asbill & Brennan LLP

Exhibit (10)(b)	Consent of PricewaterhouseCoopers LLP